Exhibit 99.10

Supplement to the

Estimates

Fiscal Year Ending March 31, 2016

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries, and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2014/15 Estimates. Each column thereafter provides 2015/16 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Sub-total columns are also presented to parallel the group account classification totals found in the 2015/16 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECTS OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget website: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits

50   Base Salaries

51   Supplementary Salary Costs

52   Employee Benefits

54   Legislative Salaries and Indemnities

Operating Costs

55   Boards, Commissions and Courts - Fees and Expenses

57   Public Servant Travel

59   Centralized Management Support Services

60   Professional Services

63   Information Systems - Operating

65   Office and Business Expenses

67   Informational Advertising and Publications

68   Statutory Advertising and Publications

69   Utilities, Materials and Supplies

70   Operating Equipment and Vehicles

72   Non-Capital Roads and Bridges

73   Amortization

75   Building Occupancy Charges

Government Transfers

77   Transfers - Grants

79   Transfers - Entitlements

80   Transfers - Shared Cost Arrangements

Other Expenses

81   Transfers Between Votes and Special Accounts

83   Interest on the Public Debt

85   Other Expenses

Internal Recoveries

86   Recoveries Between Votes and Special Accounts

88   Recoveries Within the Consolidated Revenue Fund

External Recoveries

89   Recoveries Within the Government Reporting Entity

90   Recoveries External to the Government Reporting Entity

CONSOLIDATED REVENUE FUND SUMMARY — OPERATING ($000)

		Total	Total						Total
		2014/15	Salaries	Total	Total	Total	Total	Total	2015/16
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislation
1	Legislation	69,565	40,586	11,001	—	18,511	(533)	—	69,565
Officers of the Legislature
2	Auditor General	16,621	11,923	4,953	69	—	—	—	16,945
3	Conflict of Interest Commissioner	567	421	146	—	—	—	—	567
4	Elections BC	8,210	6,094	4,983	—	3	—	—	11,080
5	Information and Privacy Commissioner	5,526	3,594	1,600	—	447	(3)	(2)	5,636
6	Merit Commissioner	1,039	611	349	—	94	—	—	1,054
7	Ombudsperson	5,615	5,076	1,552	—	—	(761)	(65)	5,802
8	Police Complaint Commissioner	3,124	1,824	1,122	—	220	—	(1)	3,165
9	Representative for Children and Youth	7,917	5,728	2,407	5	1	(1)	(2)	8,138
	Total	48,619	35,271	17,112	74	765	(765)	(70)	52,387
Office of the Premier
10	Office of the Premier	9,008	7,918	1,466	521	311	(487)	(701)	9,028
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	36,495	22,027	7,849	6,721	2,504	(4)	(464)	38,633
12	Treaty and Other Agreements Funding	42,454	—	—	52,237	—	—	(9,146)	43,091
	Special Account(s)	3,326	100	—	5,059	—	—	—	5,159
	Total	82,275	22,127	7,849	64,017	2,504	(4)	(9,610)	86,883
Ministry of Advanced Education
13	Ministry Operations	1,936,181	19,805	7,239	1,913,462	299	(17,001)	(522)	1,923,282
14	Government Communications and Public Engagement	37,255	28,687	10,525	—	46	(1,829)	(105)	37,324
	Total	1,973,436	48,492	17,764	1,913,462	345	(18,830)	(627)	1,960,606
Ministry of Agriculture
15	Ministry Operations	64,508	27,507	13,556	32,993	15,198	(8)	(24,423)	64,823
16	Agricultural Land Commission	3,516	1,934	1,472	—	3	(1)	(2)	3,406
	Special Account(s)	20,800	—	1,250	—	19,551	—	(1)	20,800
	Less: Transfer from Ministry Operations Vote	(8,800)	—	—	—	(8,800)	—	—	(8,800)
	Total	80,024	29,441	16,278	32,993	25,952	(9)	(24,426)	80,229
Ministry of Children and Family Development
17	Ministry Operations	1,339,206	322,384	62,215	1,063,314	2,809	(2,525)	(69,270)	1,378,927
Ministry of Community, Sport and Cultural Development
18	Ministry Operations	210,718	19,174	12,158	332,080	52	(8,746)	(138,890)	215,828
	Special Account(s)	10,642	—	—	4,200	8,442	—	—	12,642
	Total	221,360	19,174	12,158	336,280	8,494	(8,746)	(138,890)	228,470
Ministry of Education
19	Ministry Operations	5,350,204	25,624	35,846	5,429,551	1,110	(645)	(30,654)	5,460,832
	Special Account(s)	36,401	5,170	2,341	30,000	100	—	—	37,611
	Total	5,386,605	30,794	38,187	5,459,551	1,210	(645)	(30,654)	5,498,443

CONSOLIDATED REVENUE FUND SUMMARY — OPERATING ($000) continued

		Total	Total						Total
		2014/15	Salaries	Total	Total	Total	Total	Total	2015/16
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Energy and Mines
20	Ministry Operations	19,107	21,193	5,884	175	1,283	(4)	(3,007)	25,524
	Special Account(s)	2,300	271	30	2,000	—	—	—	2,301
	Total	21,407	21,464	5,914	2,175	1,283	(4)	(3,007)	27,825
Ministry of Environment
21	Ministry Operations	101,243	72,354	47,568	13,157	10,194	(21,090)	(4,061)	118,122
22	Environmental Assessment Office	11,570	8,623	2,275	1,600	14	(1)	(901)	11,610
	Special Account(s)	20,735	—	1,800	—	18,935	—	—	20,735
	Total	133,548	80,977	51,643	14,757	29,143	(21,091)	(4,962)	150,467
Ministry of Finance
23	Ministry Operations	127,361	112,123	126,404	20,365	78,788	(15,763)	(177,055)	144,862
24	Gaming Policy and Enforcement	19,819	13,146	2,844	122,805	49	—	(118,972)	19,872
25	BC Public Service Agency	50,807	30,201	26,752	—	6,267	(10,523)	(1,740)	50,957
26	Benefits	1	505,110	2,830	350	22	(444,089)	(64,222)	1
	Special Account(s)	4,201	4,009	3,734	—	45,889	(47,080)	(2,351)	4,201
	Total	202,189	664,589	162,564	143,520	131,015	(517,455)	(364,340)	219,893
Ministry of Forests, Lands and Natural Resource Operations
27	Ministry Operations	373,945	242,703	178,348	9,588	58,210	(25,316)	(83,076)	380,457
28	Direct Fire	63,165	42,259	34,916	—	62	(1,801)	(12,271)	63,165
	Special Account(s)	155,773	22,265	88,826	9,412	60,920	(5,801)	(10,957)	164,665
	Total	592,883	307,227	302,090	19,000	119,192	(32,918)	(106,304)	608,287
Ministry of Health
29	Ministry Operations	16,805,908	114,005	168,643	17,453,721	2,793	(147,589)	(294,390)	17,297,183
	Special Account(s)	147,250	—	—	—	147,250	—	—	147,250
	Total	16,953,158	114,005	168,643	17,453,721	150,043	(147,589)	(294,390)	17,444,433
Ministry of International Trade
30	Ministry Operations	34,296	13,347	16,552	18,435	197	(4)	(6)	48,521
Ministry of Jobs, Tourism and Skills Training
31	Ministry Operations	198,168	64,066	22,008	236,532	831	(15,570)	(109,507)	198,360
	Special Account(s)	500	—	—	500	—	—	—	500
	Total	198,668	64,066	22,008	237,032	831	(15,570)	(109,507)	198,860
Ministry of Justice
32	Ministry Operations	1,024,928	488,436	121,099	567,435	14,464	(89,719)	(61,760)	1,039,955
33	Judiciary	68,109	63,528	7,285	179	126	—	—	71,118
34	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
35	Independent Investigations Office	7,536	6,024	1,500	—	20	—	—	7,544
36	British Columbia Utilities Commission	1	3,599	3,110	—	7	—	(6,715)	1
37	Emergency Program Act	14,478	1,297	7,481	5,699	1	—	—	14,478
	Special Account(s)	23,362	21,002	7,585	3,758	12,119	—	(21,102)	23,362
	Less: Transfer from Ministry Operations Vote	(8,577)	—	—	—	(8,577)	—	—	(8,577)
	Total	1,154,337	583,886	148,060	577,071	42,660	(89,719)	(89,577)	1,172,381

CONSOLIDATED REVENUE FUND SUMMARY — OPERATING ($000) continued

		Total	Total						Total
		2014/15	Salaries	Total	Total	Total	Total	Total	2015/16
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Natural Gas Development
38	Ministry Operations	20,249	8,701	14,683	200	303	(5)	(10)	23,872
39	Housing	368,691	9,261	1,715	397,341	79	(1)	(2)	408,393
	Special Account(s)	12,000	—	—	12,000	—	—	—	12,000
	Total	400,940	17,962	16,398	409,541	382	(6)	(12)	444,265
Ministry of Social Development and Social Innovation
40	Ministry Operations	2,529,819	127,506	37,476	2,716,655	22,692	(140)	(310,614)	2,593,575
Ministry of Technology, Innovation and Citizens’ Services
41	Ministry Operations	63,703	50,963	20,089	14,065	2,005	(8,959)	(14,192)	63,971
42	Shared Services BC	426,960	82,685	590,184	—	98,450	(169,088)	(173,313)	428,918
	Total	490,663	133,648	610,273	14,065	100,455	(178,047)	(187,505)	492,889
Ministry of Transportation and Infrastructure
43	Ministry Operations	812,293	113,474	1,745,724	291,434	1,194	(5)	(1,338,348)	813,473
Management of Public Funds and Debt
44	Management of Public Funds and Debt	1,285,466	—	—	—	2,482,856	—	(1,216,211)	1,266,645
Other Appropriations
45	Contingencies (All Ministries) and New Programs	300,000	—	—	—	350,000	—	—	350,000
46	Capital Funding	1,048,243	—	—	1,001,447	—	—	—	1,001,447
47	Commissions on Collection of Public Funds	1	—	—	—	75,045	—	(75,044)	1
48	Allowances for Doubtful Revenue Accounts	1	—	—	—	172,789	—	(172,788)	1
49	Tax Transfers	778,000	—	—	975,000	—	—	—	975,000
50	Auditor General for Local Government	2,600	1,328	1,270	—	5	(1)	(2)	2,600
51	Electoral Boundaries Commission	2,500	352	1,647	—	1	—	—	2,000
52	Environmental Appeal Board and Forest Appeals Commission	2,075	1,046	1,025	—	12	(1)	(1)	2,081
53	Forest Practices Board	3,815	2,382	1,431	—	8	(1)	(2)	3,818
	Total	2,137,235	5,108	5,373	1,976,447	597,860	(3)	(247,837)	2,336,948
	Overall Total	36,157,000	2,803,446	3,476,748	32,744,065	3,740,704	(1,035,095)	(4,546,868)	37,183,000
	Adjusted Totals[1]		2,359,455	3,298,745	32,744,065	3,327,603	—	(4,546,868)

1 Amounts are net of adjustments to eliminate double counting. See page 11.

CONSOLIDATED REVENUE FUND SUMMARY — CAPITAL ($000)

		Total										Total
		2014/15					Furniture				Roads,	2015/16
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Legislation
1	Legislation	3,392	—	—	—	375	210	—	552	1,693	—	2,830
Officers of the Legislature
2	Auditor General	760	—	—	—	—	15	—	85	—	—	100
3	Conflict of Interest Commissioner	—	—	—	—	—	—	—	25	—	—	25
4	Elections BC	700	—	—	—	—	—	—	700	—	—	700
5	Information and Privacy Commissioner	45	—	—	—	—	5	—	40	—	—	45
6	Merit Commissioner	15	—	—	—	—	5	—	10	—	—	15
7	Ombudsperson	75	—	—	—	—	5	—	70	—	—	75
8	Police Complaint Commissioner	25	—	—	—	—	2	—	23	—	—	25
9	Representative for Children and Youth	190	—	—	—	—	20	—	30	—	—	50
	Total	1,810	—	—	—	—	52	—	983	—	—	1,035
Office of the Premier
10	Office of the Premier	1	—	—	—	—	1	—	—	—	—	1
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
12	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Advanced Education
13	Ministry Operations	504	—	—	—	—	4	—	500	—	—	504
14	Government Communications and Public Engagement	—	—	—	—	—	—	—	—	—	—	—
	Total	504	—	—	—	—	4	—	500	—	—	504
Ministry of Agriculture
15	Ministry Operations	294	—	—	—	212	3	539	—	—	—	754
16	Agricultural Land Commission	—	—	—	—	80	—	—	—	—	—	80
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	294	—	—	—	292	3	539	—	—	—	834
Ministry of Children and Family Development
17	Ministry Operations	1,040	—	—	—	202	28	2,149	—	—	—	2,379
Ministry of Community, Sport and Cultural Development
18	Ministry Operations	833	—	—	—	—	2	—	1,286	—	—	1,288
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	833	—	—	—	—	2	—	1,286	—	—	1,288
Ministry of Education
19	Ministry Operations	1,238	—	—	—	—	2	—	914	—	—	916
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1,238	—	—	—	—	2	—	914	—	—	916

CONSOLIDATED REVENUE FUND SUMMARY — CAPITAL ($000) continued

		Total										Total
		2014/15					Furniture				Roads,	2015/16
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Energy and Mines
20	Ministry Operations	196	—	—	—	45	1	510	—	—	—	556
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	196	—	—	—	45	1	510	—	—	—	556
Ministry of Environment
21	Ministry Operations	18,633	—	13,980	—	992	10	5,456	—	—	—	20,438
22	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	400	—	400	—	—	—	—	—	—	—	400
	Total	19,033	—	14,380	—	992	10	5,456	—	—	—	20,838
Ministry of Finance
23	Ministry Operations	711	—	—	—	—	10	—	463	—	—	473
24	Gaming Policy and Enforcement	—	—	—	—	—	—	—	—	—	—	—
25	BC Public Service Agency	2	—	—	—	—	—	—	—	—	—	—
26	Benefits	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	713	—	—	—	—	10	—	463	—	—	473
Ministry of Forests, Lands and Natural Resource Operations
27	Ministry Operations	26,600	—	1,434	1,055	1,513	18	2,840	—	—	13,082	19,942
28	Direct Fire	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	29,694	—	—	—	150	—	—	350	—	33,656	34,156
	Total	56,294	—	1,434	1,055	1,663	18	2,840	350	—	46,738	54,098
Ministry of Health
29	Ministry Operations	8,326	—	—	—	—	30	—	5,342	225	—	5,597
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	8,326	—	—	—	—	30	—	5,342	225	—	5,597
Ministry of International Trade
30	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training
31	Ministry Operations	9,475	—	—	1,863	—	4	—	—	—	—	1,867
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	9,475	—	—	1,863	—	4	—	—	—	—	1,867
Ministry of Justice
32	Ministry Operations	14,572	—	—	—	4,319	204	775	6,780	—	—	12,078
33	Judiciary	605	—	—	—	—	50	—	540	—	—	590
34	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
35	Independent Investigations Office	352	—	—	—	—	—	—	183	—	—	183
36	British Columbia Utilities Commission	10	—	—	—	—	—	—	10	—	—	10
37	Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	363	—	—	—	—	—	—	363	—	—	363
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	15,902	—	—	—	4,319	254	775	7,876	—	—	13,224

CONSOLIDATED REVENUE FUND SUMMARY — CAPITAL ($000) continued

		Total										Total
		2014/15					Furniture				Roads,	2015/16
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Natural Gas Development
38	Ministry Operations	2,767	—	—	—	—	1	—	—	—	—	1
39	Housing	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	2,767	—	—	—	—	1	—	—	—	—	1
Ministry of Social Development and Social Innovation
40	Ministry Operations	29,517	—	—	—	—	64	162	2,000	712	—	2,938
Ministry of Technology, Innovation and Citizens’ Services
41	Ministry Operations	19,685	—	—	—	—	10	—	41,590	—	—	41,600
42	Shared Services BC	174,783	—	418	122,127	—	310	282	18,561	7,275	—	148,973
	Total	194,468	—	418	122,127	—	320	282	60,151	7,275	—	190,573
Ministry of Transportation and Infrastructure
43	Ministry Operations	4,168	—	—	—	625	10	4,639	—	—	—	5,274
Management of Public Funds and Debt
44	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
45	Contingencies (All Ministries) and New Programs	81,530	—	—	7,550	—	—	—	79,090	—	—	86,640
46	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
47	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
48	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
49	Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
50	Auditor General for Local Government	—	—	—	—	—	—	—	—	—	—	—
51	Electoral Boundaries Commission	—	—	—	—	—	—	—	—	—	—	—
52	Environmental Appeal Board and Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—
53	Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
	Total	81,530	—	—	7,550	—	—	—	79,090	—	—	86,640
	Overall Total	431,503	—	16,232	132,595	8,513	1,026	17,352	159,507	9,905	46,738	391,868

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments	Adjusted Total
50	Base Salaries	1,808,027	—	1,808,027
51	Supplementary Salary Costs	26,297	—	26,297
52	Employee Benefits	955,988	(443,991)[1]	511,997
54	Legislative Salaries and Indemnities	13,134	—	13,134
	Salaries and Benefits	2,803,446	(443,991)	2,359,455
55	Boards, Commissions, and Courts - Fees and Expenses	15,449	—	15,449
57	Public Servant Travel	54,740	—	54,740
59	Centralized Management Support Services	70,244	(70,244)[2]	—
60	Professional Services	568,111	(1,255)[3]	566,856
63	Information Systems - Operating	394,829	(71,758)[3]	323,071
65	Office and Business Expenses	96,475	(10,743)[3]	85,732
67	Informational Advertising and Publications	8,490	—	8,490
68	Statutory Advertising and Publications	2,464	—	2,464
69	Utilities, Materials and Supplies	825,067	—	825,067
70	Operating Equipment and Vehicles	80,350	—	80,350
72	Non-Capital Roads and Bridges	824,136	—	824,136
73	Amortization	227,998	—	227,998
75	Building Occupancy Charges	308,395	(24,003)[3]	284,392
	Operating Costs	3,476,748	(178,003)	3,298,745
77	Transfers - Grants	592,277	—	592,277
79	Transfers - Entitlements	21,162,837	—	21,162,837
80	Transfers - Shared Cost Arrangements	10,988,951	—	10,988,951
	Government Transfers	32,744,065	—	32,744,065
81	Transfer Between Votes and Special Accounts	201,636	(201,636)[4]	—
83	Interest on the Public Debt	1,254,750	—	1,254,750
85	Other Expense	2,284,318	(211,465)[3]	2,072,853
	Other Expenses	3,740,704	(413,101)	3,327,603
86	Recoveries Between Votes and Special Accounts	(201,636)	201,636 [4]	—
88	Recoveries Within the Consolidated Revenue Fund	(833,459)	833,459 [5]	—
	Internal Recoveries	(1,035,095)	1,035,095	—
89	Recoveries Within the Government Reporting Entity	(2,110,978)	—	(2,110,978)
90	Recoveries External to the Government Reporting Entity	(2,435,890)	—	(2,435,890)
	External Recoveries	(4,546,868)	—	(4,546,868)
	Net Operating Expenses	37,183,000	—	37,183,000

1         Recoveries from ministries by the BC Public Service Agency for employee benefits.

2         Recoveries from ministries by the Office of the Premier, Finance, and Justice for centrally managed services such as legal services.

3         Recoveries between ministries for other centralized services such as banking charges, workplace and technology services, professional services, and other corporate services.

4         Transfers between special accounts and votes in Agriculture; Community, Sport and Cultural Development; Education; Environment; Forests, Lands and Natural Resource Operations; Health; and Justice.

5         Recoveries for costs referred to in Notes 1, 2, and 3.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATION

($000)

VOTE 1 Legislation

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislation	69,565	18,807	194	11,529	10,056	40,586	—	306	—	1,303	2,163	2,627	8	306	2,261
Members’ Services	36,068	434	—	7,234	9,453	17,121	—	30	—	55	235	294	—	95	—
Caucus Support Services	7,097	5,339	—	1,151	—	6,490	—	—	—	—	—	721	—	—	—
Office of the Speaker	420	228	—	55	—	283	—	10	—	40	4	80	—	—	1
Clerk of the House	1,130	160	—	101	269	530	—	62	—	340	15	40	—	—	—
Clerk of the Committees	628	282	—	111	199	592	—	12	—	4	12	8	—	—	—
Legislative Operations	13,413	5,042	55	1,291	—	6,388	—	104	—	492	1,736	1,242	8	211	1,459
Sergeant-at-Arms	4,623	3,485	117	696	135	4,433	—	33	—	105	44	145	—	—	102
Hansard	4,015	2,395	—	551	—	2,946	—	45	—	257	51	72	—	—	442
Legislative Library	2,171	1,442	22	339	—	1,803	—	10	—	10	66	25	—	—	257

Total	69,565	18,807	194	11,529	10,056	40,586	—	306	—	1,303	2,163	2,627	8	306	2,261

LEGISLATION

($000)

VOTE 1 Legislation

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Legislation	27	—	1,150	850	11,001	—	—	—	—	—	—	18,511	18,511	—	(533)	(533)	—	—	—	69,565
Members’ Services	—	—	—	—	709	—	—	—	—	—	—	18,449	18,449	—	—	—	—	—	—	36,279
Caucus Support Services	—	—	—	—	721	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,211
Office of the Speaker	—	—	—	—	135	—	—	—	—	—	—	—	—	—	—	—	—	—	—	418
Clerk of the House	—	—	—	—	457	—	—	—	—	—	—	30	30	—	—	—	—	—	—	1,017
Clerk of the Committees	—	—	—	—	36	—	—	—	—	—	—	—	—	—	—	—	—	—	—	628
Legislative Operations	27	—	1,150	845	7,274	—	—	—	—	—	—	32	32	—	(533)	(533)	—	—	—	13,161
Sergeant-at-Arms	—	—	—	—	429	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,862
Hansard	—	—	—	5	872	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,818
Legislative Library	—	—	—	—	368	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,171

Total	27	—	1,150	850	11,001	—	—	—	—	—	—	18,511	18,511	—	(533)	(533)	—	—	—	69,565

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	16,621	9,114	100	2,440	269	11,923	—	452	—	1,611	451	678	—	—	—

Total	16,621	9,114	100	2,440	269	11,923	—	452	—	1,611	451	678	—	—	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	567	166	—	52	203	421	—	26	—	52	9	20	—	4	1

Total	567	166	—	52	203	421	—	26	—	52	9	20	—	4	1

VOTE 4 Elections BC

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	8,210	3,845	848	1,138	263	6,094	—	92	—	615	1,833	357	97	2	17

Total	8,210	3,845	848	1,138	263	6,094	—	92	—	615	1,833	357	97	2	17

VOTE 5 Information and Privacy Commissioner

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	5,526	2,605	3	720	266	3,594	—	75	—	566	82	113	—	14	24

Total	5,526	2,605	3	720	266	3,594	—	75	—	566	82	113	—	14	24

VOTE 6 Merit Commissioner

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,039	346	—	128	137	611	—	15	—	100	23	15	—	12	4

Total	1,039	346	—	128	137	611	—	15	—	100	23	15	—	12	4

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General	—	—	247	1,514	4,953	69	—	—	69	—	—	—	—	—	—	—	—	—	—	16,945

Total	—	—	247	1,514	4,953	69	—	—	69	—	—	—	—	—	—	—	—	—	—	16,945

VOTE 3 Conflict of Interest Commissioner

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Conflict of Interest Commissioner	12	—	—	22	146	—	—	—	—	—	—	—	—	—	—	—	—	—	—	57

Total	12	—	—	22	146	—	—	—	—	—	—	—	—	—	—	—	—	—	—	567

VOTE 4 Elections BC

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Elections BC	1	—	786	1,183	4,983	—	—	—	—	—	—	3	3	—	—	—	—	—	—	11,080

Total	1	—	786	1,183	4,983	—	—	—	—	—	—	3	3	—	—	—	—	—	—	11,080

VOTE 5 Information and Privacy Commissioner

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Information and Privacy Commissioner	4	—	114	608	1,600	—	—	—	—	—	—	447	447	—	(3)	(3)	(1)	(1)	(2)	5,636

Total	4	—	114	608	1,600	—	—	—	—	—	—	447	447	—	(3)	(3)	(1)	(1)	(2)	5,636

VOTE 6 Merit Commissioner

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Merit Commissioner	—	—	28	152	349	—	—	—	—	—	—	94	94	—	—	—	—	—	—	1,054

Total	—	—	28	152	349	—	—	—	—	—	—	94	94	—	—	—	—	—	—	1,054

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	5,615	3,744	57	1,009	266	5,076	—	50	—	66	211	230	60	22	37

Total	5,615	3,744	57	1,009	266	5,076	—	50	—	66	211	230	60	22	37

VOTE 8 Police Complaint Commissioner

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	3,124	1,185	5	368	266	1,824	—	50	—	505	43	78	2	4	10

Total	3,124	1,185	5	368	266	1,824	—	50	—	505	43	78	2	4	10

VOTE 9 Representative for Children and Youth

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	7,917	4,306	—	1,146	276	5,728	—	224	—	422	446	396	—	—	7

Total	7,917	4,306	—	1,146	276	5,728	—	224	—	422	446	396	—	—	7

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsperson	—	—	160	716	1,552	—	—	—	—	—	—	—	—	—	(761)	(761)	—	(65)	(65)	5,802

Total	—	—	160	716	1,552	—	—	—	—	—	—	—	—	—	(761)	(761)	—	(65)	(65)	5,802

VOTE 8 Police Complaint Commissioner

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	86	344	1,122	—	—	—	—	—	—	220	220	—	—	—	—	(1)	(1)	3,165

Total	—	—	86	344	1,122	—	—	—	—	—	—	220	220	—	—	—	—	(1)	(1)	3,165

VOTE 9 Representative for Children and Youth

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	4	—	43	865	2,407	5	—	—	5	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	8,138

Total	4	—	43	865	2,407	5	—	—	5	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	8,138

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	2,456	1,961	1	493	—	2,455	—	73	8	30	60	465	—	—	1
Executive and Support Services	6,552	4,202	30	1,123	108	5,463	—	334	56	51	101	221	—	—	5
Premier’s Office	3,031	1,954	5	531	108	2,598	—	222	—	10	37	76	—	—	—
Executive Operations	3,521	2,248	25	592	—	2,865	—	112	56	41	64	145	—	—	5

Total	9,008	6,163	31	1,616	108	7,918	—	407	64	81	161	686	—	—	6

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	8	—	—	9	654	425	—	95	520	—	—	20	20	—	(486)	(486)	—	(700)	(700)	2,463
Executive and Support Services	25	—	12	7	812	1	—	—	1	—	—	291	291	—	(1)	(1)	(1)	—	(1)	6,565
Premier’s Office	1	—	2	—	348	—	—	—	—	—	—	95	95	—	—	—	—	—	—	3,041
Executive Operations	24	—	10	7	464	1	—	—	1	—	—	196	196	—	(1)	(1)	(1)	—	(1)	3,524

Total	33	—	12	16	1,466	426	—	95	521	—	—	311	311	—	(487)	(487)	(1)	(700)	(701)	9,028

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations	13,537	8,378	65	2,078	—	10,521	—	970	1,532	151	71	653	—	—	—
Partnerships and Community Renewal	4,228	1,998	—	496	—	2,494	—	228	45	—	—	256	—	—	—
Strategic Initiatives	14,345	6,325	—	1,569	—	7,894	—	321	765	1,282	3	64	—	—	—
Executive and Support Services	4,385	837	—	227	54	1,118	35	113	536	—	381	204	—	—	8
Minister’s Office	582	256	—	83	54	393	—	85	—	—	—	13	—	—	—
Corporate Services	3,803	581	—	144	—	725	35	28	536	—	381	191	—	—	8

Total	36,495	17,538	65	4,370	54	22,027	35	1,632	2,878	1,433	455	1,177	—	—	8

VOTE 12 Treaty and Other Agreements Funding

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	42,454	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	42,454	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	2,830	—	—	—	—	—	—	—	—	—	—	—	—	—	—
First Nations Clean Energy Business Fund special account	496	80	—	20	—	100	—	—	—	—	—	—	—	—	—

Total	3,326	80	—	20	—	100	—	—	—	—	—	—	—	—	—

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Negotiations and Regional Operations	—	—	230	1	3,608	—	—	—	—	—	—	16	16	—	(1)	(1)	(1)	(57)	(58)	14,086
Partnerships and Community Renewal	—	—	—	—	529	—	—	1,297	1,297	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	4,321
Strategic Initiatives	—	—	—	—	2,435	—	400	5,024	5,424	—	—	484	484	—	(1)	(1)	(1)	(401)	(402)	15,834
Executive and Support Services	—	—	—	—	1,277	—	—	—	—	—	—	2,000	2,000	—	(1)	(1)	(1)	(1)	(2)	4,392
Minister’s Office	—	—	—	—	98	—	—	—	—	—	—	91	91	—	—	—	—	—	—	582
Corporate Services	—	—	—	—	1,179	—	—	—	—	—	—	1,909	1,909	—	(1)	(1)	(1)	(1)	(2)	3,810

Total	—	—	230	1	7,849	—	400	6,321	6,721	—	—	2,504	2,504	—	(4)	(4)	(4)	(460)	(464)	38,633

VOTE 12 Treaty and Other Agreements Funding

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty and Other Agreements Funding	—	—	—	—	—	—	—	52,237	52,237	—	—	—	—	—	—	—	—	(9,146)	(9,146)	43,091

Total	—	—	—	—	—	—	—	52,237	52,237	—	—	—	—	—	—	—	—	(9,146)	(9,146)	43,091

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	—	—	—	2,630	2,630	—	—	—	—	—	—	—	—	—	—	2,630
First Nations Clean Energy Business Fund special account	—	—	—	—	—	—	—	2,429	2,429	—	—	—	—	—	—	—	—	—	—	2,529

Total	—	—	—	—	—	—	—	5,059	5,059	—	—	—	—	—	—	—	—	—	—	5,159

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,846,961	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	68,495	4,170	—	1,034	—	5,204	—	33	—	95	12	644	—	—	—
Executive and Support Services	20,725	11,633	1	2,913	54	14,601	75	461	635	1,442	1,620	345	1,000	19	8
Minister’s Office	596	284	—	90	54	428	—	105	—	—	15	43	—	—	—
Corporate Services	20,129	11,349	1	2,823	—	14,173	75	356	635	1,442	1,605	302	1,000	19	8

Total	1,936,181	15,803	1	3,947	54	19,805	75	494	635	1,537	1,632	989	1,000	19	8

VOTE 14 Government Communications and Public Engagement

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Government Communications and Public Engagement	26,155	15,549	100	3,916	—	19,565	—	295	24	760	891	950	3,537	—	38
Strategic Initiatives	11,100	7,257	64	1,801	—	9,122	—	80	30	10	2,033	100	—	—	—

Total	37,255	22,806	164	5,717	—	28,687	—	375	54	770	2,924	1,050	3,537	—	38

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	12,860	1,820,498	15,704	1,849,062	—	—	1	1	—	(17,000)	(17,000)	(1)	(1)	(2)	1,832,061
Student Services Programs	—	—	—	—	784	51,322	7,810	5,268	64,400	—	—	9	9	—	—	—	(1)	(1)	(2)	70,395
Executive and Support Services	9	—	841	—	6,455	—	—	—	—	—	—	289	289	—	(1)	(1)	(104)	(414)	(518)	20,826
Minister’s Office	—	—	—	—	163	—	—	—	—	—	—	5	5	—	—	—	—	—	—	596
Corporate Services	9	—	841	—	6,292	—	—	—	—	—	—	284	284	—	(1)	(1)	(104)	(414)	(518)	20,230

Total	9	—	841	—	7,239	64,182	1,828,308	20,972	1,913,462	—	—	299	299	—	(17,001)	(17,001)	(106)	(416)	(522)	1,923,282

VOTE 14 Government Communications an Public Engagement

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Government Communications and Public Engagement	—	—	335	15	6,845	—	—	—	—	—	—	31	31	—	(178)	(178)	(42)	(61)	(103)	26,160
Strategic Initiatives	—	—	1,415	12	3,680	—	—	—	—	—	—	15	15	—	(1,651)	(1,651)	(1)	(1)	(2)	11,164

Total	—	—	1,750	27	10,525	—	—	—	—	—	—	46	46	—	(1,829)	(1,829)	(43)	(62)	(105)	37,324

MINISTRY OF AGRICULTURE

($000)

VOTE 15 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture Science and Policy	15,989	10,064	22	2,495	—	12,581	—	604	—	2,698	106	676	—	—	847
Corporate Governance, Policy and Legislation	3,450	2,623	—	651	—	3,274	—	72	—	110	23	43	—	—	—
Plant and Animal Health	6,332	3,627	21	899	—	4,547	—	92	—	203	9	58	—	—	670
Food Safety and Inspection	6,206	3,814	1	945	—	4,760	—	275	—	462	74	90	—	—	50
Growing Forward	1	—	—	—	—	—	—	165	—	1,923	—	485	—	—	127
Business Development	39,890	10,472	79	2,629	—	13,180	—	321	—	1,756	1,050	380	—	40	92
Sector Development and Management Services	4,127	2,329	29	578	—	2,936	—	114	—	252	47	84	—	—	91
Innovation and Adaptation Services	12,735	2,525	—	626	—	3,151	—	57	—	449	18	96	—	—	—
Business Risk Management	23,028	5,618	50	1,425	—	7,093	—	150	—	1,055	985	200	—	40	1
BC Farm Industry Review Board	996	450	—	112	—	562	377	30	—	199	4	30	—	—	—
Executive and Support Services	7,633	889	—	241	54	1,184	60	137	443	456	1,059	568	—	—	—
Minister’s Office	503	233	—	78	54	365	—	87	—	—	9	14	—	—	—
Corporate Services	7,130	656	—	163	—	819	60	50	443	456	1,050	554	—	—	—

Total	64,508	21,875	101	5,477	54	27,507	437	1,092	443	5,109	2,219	1,654	—	40	939

VOTE 16 Agricultural Land Commission

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	3,516	1,550	—	384	—	1,934	620	158	—	425	128	69	—	21	3

Total	3,516	1,550	—	384	—	1,934	620	158	—	425	128	69	—	21	3

Special Account(s)

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	20,800	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

Total	20,800	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

MINISTRY OF AGRICULTURE

($000)

VOTE 15 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture Science and Policy	248	—	506	—	5,685	—	—	11,666	11,666	—	—	26	26	—	(3)	(3)	(4)	(13,863)	(13,867)	16,088
Corporate Governance, Policy and Legislation	—	—	—	—	248	—	—	—	—	—	—	6	6	—	(1)	(1)	(1)	(50)	(51)	3,476
Plant and Animal Health	125	—	488	—	1,645	—	—	638	638	—	—	9	9	—	(1)	(1)	(1)	(470)	(471)	6,367
Food Safety and Inspection	123	—	18	—	1,092	—	—	385	385	—	—	10	10	—	(1)	(1)	(1)	(1)	(2)	6,244
Growing Forward	—	—	—	—	2,700	—	—	10,643	10,643	—	—	1	1	—	—	—	(1)	(13,342)	(13,343)	1
Business Development	76	—	57	—	3,772	19,085	—	2,242	21,327	8,800	—	3,221	12,021	—	(3)	(3)	(3)	(10,549)	(10,552)	39,745
Sector Development and Management Services	4	—	—	—	592	87	—	1,562	1,649	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	5,180
Innovation and Adaptation Services	—	—	—	—	620	7,262	—	680	7,942	—	—	6	6	—	(1)	(1)	(1)	(235)	(236)	11,482
Business Risk Management	72	—	57	—	2,560	11,736	—	—	11,736	8,800	—	3,209	12,009	—	(1)	(1)	(1)	(10,313)	(10,314)	23,083
BC Farm Industry Review Board	—	—	1	—	641	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	1,201
Executive and Support Services	264	—	91	380	3,458	—	—	—	—	—	—	3,150	3,150	—	(1)	(1)	(1)	(1)	(2)	7,789
Minister’s Office	—	—	—	—	110	—	—	—	—	—	—	31	31	—	—	—	—	—	—	506
Corporate Services	264	—	91	380	3,348	—	—	—	—	—	—	3,119	3,119	—	(1)	(1)	(1)	(1)	(2)	7,283

Total	588	—	655	380	13,556	19,085	—	13,908	32,993	8,800	—	6,398	15,198	—	(8)	(8)	(9)	(24,414)	(24,423)	64,823

VOTE 16 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	30	—	13	5	1,472	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,406

Total	30	—	13	5	1,472	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,406

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Production Insurance Account	—	—	—	—	1,250	—	—	—	—	—	—	19,551	19,551	—	—	—	—	(1)	(1)	20,800

Total	—	—	—	—	1,250	—	—	—	—	—	—	19,551	19,551	—	—	—	—	(1)	(1)	20,800

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 17 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Early Years Services	267,611	7,559	72	1,875	—	9,506	21	42	—	25	65	563	—	—	—
Services for Children and Youth with Special Needs	284,294	12,696	140	3,149	—	15,985	—	86	—	—	—	59	—	—	84
Child and Youth Mental Health Services	78,831	34,217	760	8,520	—	43,497	—	408	—	—	3	290	—	—	360
Child Safety, Family Support and Children in Care Services	499,554	98,147	1,979	24,366	—	124,492	—	1,211	9,417	—	15	66	—	22	85
Adoption Services	26,563	4,883	56	1,211	—	6,150	—	50	—	—	—	10	—	—	—
Youth Justice Services	46,200	26,607	769	6,598	—	33,974	—	256	—	27	6	102	—	—	949
Service Delivery Support	117,528	60,001	653	15,025	—	75,679	—	2,771	3,375	1,480	21,122	5,805	—	—	—
Executive and Support Services	18,625	10,398	31	2,605	67	13,101	—	358	15	50	494	815	—	—	—
Minister’s Office	582	329	—	109	67	505	—	48	—	—	8	6	—	—	—
Corporate Services	18,043	10,069	31	2,496	—	12,596	—	310	15	50	486	809	—	—	—

Total	1,339,206	254,508	4,460	63,349	67	322,384	21	5,182	12,807	1,582	21,705	7,710	—	22	1,478

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 17 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Early Years Services	—	—	70	—	786	400	119,891	170,912	291,203	—	—	15	15	—	(1)	(1)	(1)	(1)	(2)	301,507
Services for Children and Youth with Special Needs	20	—	—	—	249	—	17,811	253,257	271,068	—	—	25	25	—	(1)	(1)	(1)	(1,865)	(1,866)	285,460
Child and Youth Mental Health Services	55	—	—	—	1,116	—	144	37,836	37,980	—	—	68	68	—	(2,518)	(2,518)	(1)	(1)	(2)	80,141
Child Safety, Family Support and Children in Care Services	8	—	6,250	102	17,176	—	34,879	373,350	408,229	—	—	903	903	—	(1)	(1)	(1)	(48,829)	(48,830)	501,969
Adoption Services	—	—	—	—	60	—	116	21,395	21,511	—	—	10	10	—	(1)	(1)	(1)	(1)	(2)	27,728
Youth Justice Services	133	—	—	—	1,473	—	300	26,802	27,102	—	—	55	55	—	(1)	(1)	(1)	(17,884)	(17,885)	44,718
Service Delivery Support	2,001	—	920	2,122	39,596	—	—	1,556	1,556	—	—	1,601	1,601	—	(1)	(1)	(1)	(1)	(2)	118,429
Executive and Support Services	—	—	—	27	1,759	—	—	4,665	4,665	—	—	132	132	—	(1)	(1)	(1)	(680)	(681)	18,975
Minister’s Office	—	—	—	—	62	—	—	—	—	—	—	36	36	—	—	—	—	—	—	603
Corporate Services	—	—	—	27	1,697	—	—	4,665	4,665	—	—	96	96	—	(1)	(1)	(1)	(680)	(681)	18,372

Total	2,217	—	7,240	2,251	62,215	400	173,141	889,773	1,063,314	—	—	2,809	2,809	—	(2,525)	(2,525)	(8)	(69,262)	(69,270)	1,378,927

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 18 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Local Government	143,565	6,837	66	1,695	—	8,598	1,241	144	580	1,593	332	422	—	2	5,775
Local Government Services and Transfers	137,486	4,655	57	1,154	—	5,866	—	112	524	610	10	113	—	2	—
University Endowment Lands	5,576	877	8	217	—	1,102	—	4	27	963	32	44	—	—	5,775
Assessment Services	1	915	1	227	—	1,143	1,241	25	20	20	290	263	—	—	—
Assessment Policy and Support	502	390	—	97	—	487	—	3	9	—	—	2	—	—	—
Integrated Policy, Legislation and Operations	2,779	2,113	2	524	—	2,639	—	49	—	25	24	51	—	—	—
Arts, Culture, Gaming Grants and Sport	46,683	2,309	6	572	—	2,887	45	76	6	217	94	152	—	—	—
Sport	20,620	897	—	222	—	1,119	—	22	5	5	12	73	—	—	—
Arts, Culture and BC Arts Council	26,063	1,412	6	350	—	1,768	45	54	1	212	82	79	—	—	—
Community Gaming Grants	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Crown Corporations and Agencies	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,825	3,956	40	1,000	54	5,050	—	176	32	245	299	352	—	—	17
Minister’s Office	573	295	—	93	54	442	—	95	—	—	6	9	—	—	—
Corporate Services	5,252	3,661	40	907	—	4,608	—	81	32	245	293	343	—	—	17

Total	210,718	15,215	114	3,791	54	19,174	1,286	445	618	2,080	749	977	—	2	5,792

Special Account(s)

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	6,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	10,642	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 18 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Local Government	56	—	88	—	10,233	124,706	1,123	15,685	141,514	—	—	15	15	(8,442)	(301)	(8,743)	(2,599)	(411)	(3,010)	148,607
Local Government Services and Transfers	—	—	81	—	1,452	124,706	1,123	9,365	135,194	—	—	10	10	—	(1)	(1)	—	—	—	142,521
University Endowment Lands	56	—	—	—	6,901	—	—	6,320	6,320	—	—	2	2	(8,442)	—	(8,442)	—	(300)	(300)	5,583
Assessment Services	—	—	7	—	1,866	—	—	—	—	—	—	2	2	—	(300)	(300)	(2,599)	(111)	(2,710)	1
Assessment Policy and Support	—	—	—	—	14	—	—	—	—	—	—	1	1	—	—	—	—	—	—	502
Integrated Policy, Legislation and Operations	—	—	—	—	149	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	2,789
Arts, Culture, Gaming Grants and Sport	—	—	—	—	590	160,480	—	18,220	178,700	—	—	6	6	—	(1)	(1)	(1)	(135,476)	(135,477)	46,705
Sport	—	—	—	—	117	5,309	—	14,557	19,866	—	—	2	2	—	(1)	(1)	(1)	(476)	(477)	20,626
Arts, Culture and BC Arts Council	—	—	—	—	473	20,171	—	3,663	23,834	—	—	4	4	—	—	—	—	—	—	26,079
Community Gaming Grants	—	—	—	—	—	135,000	—	—	135,000	—	—	—	—	—	—	—	—	(135,000)	(135,000)	—
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Royal British Columbia Museum	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Executive and Support Services	16	—	42	7	1,186	—	—	—	—	—	—	27	27	—	(1)	(1)	(1)	(400)	(401)	5,861
Minister’s Office	3	—	—	—	113	—	—	—	—	—	—	18	18	—	—	—	—	—	—	573
Corporate Services	13	—	42	7	1,073	—	—	—	—	—	—	9	9	—	(1)	(1)	(1)	(400)	(401)	5,288

Total	72	—	130	7	12,158	285,186	1,123	45,771	332,080	—	—	52	52	(8,442)	(304)	(8,746)	(2,602)	(136,288)	(138,890)	215,828

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Arts and Culture Endowment special account	—	—	—	—	—	2,500	—	—	2,500	—	—	—	—	—	—	—	—	—	—	2,500
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	1,700	1,700	—	—	—	—	—	—	—	—	—	—	1,700
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	8,442	—	—	8,442	—	—	—	—	—	—	8,442

Total	—	—	—	—	—	2,500	—	1,700	4,200	8,442	—	—	8,442	—	—	—	—	—	—	12,642

MINISTRY OF EDUCATION

($000)

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Schools Instruction	4,495,835	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Schools Administration	368,274	—	—	—	—	—	—	—	—	—	11,089	—	—	—	—
Learning Improvement Fund	75,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	280,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	84,087	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	46,308	20,457	9	5,104	54	25,624	13	1,208	3,320	6,750	6,207	2,842	773	802	24
Minister’s Office	565	313	—	98	54	465	—	70	—	—	6	7	—	—	—
Education and Corporate Services	45,743	20,144	9	5,006	—	25,159	13	1,138	3,320	6,750	6,201	2,835	773	802	24

Total	5,350,204	20,457	9	5,104	54	25,624	13	1,208	3,320	6,750	17,296	2,842	773	802	24

Special Account(s)

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Training and Education Savings Program	30,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	6,400	4,143	—	1,027	—	5,170	200	36	500	427	271	267	90	—	—

Total	36,401	4,143	—	1,027	—	5,170	200	36	500	427	271	267	90	—	—

MINISTRY OF EDUCATION

($000)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Schools Instruction	—	—	—	—	—	90,191	4,484,916	59,128	4,634,235	—	—	—	—	—	—	—	—	(12,000)	(12,000)	4,622,235
Public Schools Administration	—	—	—	—	11,089	41,365	285,700	6,120	333,185	—	—	—	—	—	—	—	(5,000)	—	(5,000)	339,274
Learning Improvement Fund	—	—	—	—	—	—	98,100	—	98,100	—	—	—	—	—	—	—	—	—	—	98,100
Independent Schools	—	—	—	—	—	—	310,700	—	310,700	—	—	—	—	—	—	—	—	(200)	(200)	310,500
Transfers to Other Partners	—	—	—	—	—	17,156	25,375	8,800	51,331	—	—	—	—	—	—	—	(350)	(5,406)	(5,756)	45,575
Executive and Support Services	—	—	2,818	—	24,757	800	—	1,200	2,000	—	—	1,110	1,110	(1)	(644)	(645)	(961)	(6,737)	(7,698)	45,148
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	20	20	—	—	—	—	—	—	568
Education and Corporate Services	—	—	2,818	—	24,674	800	—	1,200	2,000	—	—	1,090	1,090	(1)	(644)	(645)	(961)	(6,737)	(7,698)	44,580

Total	—	—	2,818	—	35,846	149,512	5,204,791	75,248	5,429,551	—	—	1,110	1,110	(1)	(644)	(645)	(6,311)	(24,343)	(30,654)	5,460,832

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Training and Education Savings Program	—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
Teachers Act Special Account	—	—	—	550	2,341	—	—	—	—	—	—	99	99	—	—	—	—	—	—	7,610

Total	—	—	—	550	2,341	—	30,000	—	30,000	1	—	99	100	—	—	—	—	—	—	37,611

MINISTRY OF ENERGY AND MINES

($000)

VOTE 20 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Mines and Mineral Resources	11,056	11,726	1,144	2,908	—	15,778	—	780	—	1,975	190	434	—	—	87
Electricity and Alternative Energy	2,949	2,118	—	525	—	2,643	—	95	—	113	47	57	—	—	—
Executive and Support Services	5,102	2,146	20	552	54	2,772	—	112	525	303	323	107	—	—	—
Minister’s Office	525	291	—	92	54	437	—	47	—	—	9	15	—	—	—
Corporate Services	4,577	1,855	20	460	—	2,335	—	65	525	303	314	92	—	—	—

Total	19,107	15,990	1,164	3,985	54	21,193	—	987	525	2,391	560	598	—	—	87

Special Account(s)

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund special account	2,300	217	—	54	—	271	—	5	—	20	—	5	—	—	—

Total	2,300	217	—	54	—	271	—	5	—	20	—	5	—	—	—

MINISTRY OF ENERGY AND MINES

($000)

VOTE 20 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Mines and Mineral Resources	299	—	374	—	4,139	—	—	175	175	—	—	24	24	—	(1)	(1)	(1)	(3,000)	(3,001)	17,114
Electricity and Alternative Energy	—	—	8	—	320	—	—	—	—	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	2,965
Executive and Support Services	—	—	49	6	1,425	—	—	—	—	—	—	1,254	1,254	—	(2)	(2)	(2)	(2)	(4)	5,445
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	18	18	—	(1)	(1)	(1)	(1)	(2)	523
Corporate Services	—	—	49	6	1,354	—	—	—	—	—	—	1,236	1,236	—	(1)	(1)	(1)	(1)	(2)	4,922

Total	299	—	431	6	5,884	—	—	175	175	—	—	1,283	1,283	—	(4)	(4)	(4)	(3,003)	(3,007)	25,524

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Innovative Clean Energy Fund special account	—	—	—	—	30	—	—	2,000	2,000	—	—	—	—	—	—	—	—	—	—	2,301

Total	—	—	—	—	30	—	—	2,000	2,000	—	—	—	—	—	—	—	—	—	—	2,301

MINISTRY OF ENVIRONMENT

($000)

VOTE 21 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	8,785	16,916	294	4,295	—	21,505	—	886	—	1,103	222	768	—	—	381
Environmental Sustainability	19,047	10,397	42	2,578	—	13,017	—	653	—	4,042	316	186	—	—	700
BC Parks	30,968	12,023	131	3,044	—	15,198	—	614	—	350	162	400	—	18	6,906
Conservation Officer Service	15,120	9,988	45	2,533	—	12,566	—	624	—	336	513	282	—	—	430
Climate Action	3,273	3,312	—	821	—	4,133	—	124	—	1,336	884	7,110	—	—	10
Executive and Support Services	24,050	4,663	41	1,177	54	5,935	—	152	1,429	118	1,143	467	—	—	57
Minister’s Office	565	309	—	97	54	460	—	75	—	—	—	12	—	—	—
Corporate Services	23,485	4,354	41	1,080	—	5,475	—	77	1,429	118	1,143	455	—	—	57

Total	101,243	57,299	553	14,448	54	72,354	—	3,053	1,429	7,285	3,240	9,213	—	18	8,484

VOTE 22 Environmental Assessment Office

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	11,570	6,854	62	1,707	—	8,623	1	446	600	927	150	140	—	—	3

Total	11,570	6,854	62	1,707	—	8,623	1	446	600	927	150	140	—	—	3

Special Account(s)

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	1,800	—	—	—	—	—	—	—	—	1,800	—	—	—	—	—
Sustainable Environment Fund	18,935	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	20,735	—	—	—	—	—	—	—	—	1,800	—	—	—	—	—

MINISTRY OF ENVIRONMENT

($000)

VOTE 21 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Protection	618	—	128	14	4,120	100	—	428	528	—	—	34	34	(17,630)	(1)	(17,631)	(1)	(199)	(200)	8,356
Environmental Sustainability	252	—	1,035	4	7,188	190	—	3,379	3,569	—	—	22	22	—	(151)	(151)	(25)	(3,477)	(3,502)	20,143
BC Parks	244	—	7,394	—	16,088	—	—	—	—	—	—	38	38	—	(1)	(1)	(1)	(233)	(234)	31,089
Conservation Officer Service	332	—	240	—	2,757	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(120)	(121)	15,221
Climate Action	—	—	10	—	9,474	9,000	—	—	9,000	—	—	7	7	(1,305)	(2,000)	(3,305)	(1)	(1)	(2)	19,307
Executive and Support Services	1,808	—	2,568	199	7,941	60	—	—	60	—	—	10,073	10,073	—	(1)	(1)	(1)	(1)	(2)	24,006
Minister’s Office	—	—	—	—	87	—	—	—	—	—	—	20	20	—	—	—	—	—	—	567
Corporate Services	1,808	—	2,568	199	7,854	60	—	—	60	—	—	10,053	10,053	—	(1)	(1)	(1)	(1)	(2)	23,439

Total	3,254	—	11,375	217	47,568	9,350	—	3,807	13,157	—	—	10,194	10,194	(18,935)	(2,155)	(21,090)	(30)	(4,031)	(4,061)	118,122

VOTE 22 Environmental Assessment Office

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Assessment Office	2	—	5	1	2,275	700	—	900	1,600	—	—	14	14	—	(1)	(1)	(1)	(900)	(901)	11,610

Total	2	—	5	1	2,275	700	—	900	1,600	—	—	14	14	—	(1)	(1)	(1)	(900)	(901)	11,610

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Park Enhancement Fund special account	—	—	—	—	1,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,800
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	18,935	—	—	18,935	—	—	—	—	—	—	18,935

Total	—	—	—	—	1,800	—	—	—	—	18,935	—	—	18,935	—	—	—	—	—	—	20,735

MINISTRY OF FINANCE

($000)

VOTE 23 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	6,709	4,949	57	1,227	—	6,233	—	35	72	152	118	87	—	86	—
Office of the Comptroller General	19,908	9,316	154	2,312	—	11,782	5	38	116	29	6,866	343	—	12	—
Office of the Comptroller General	5,931	4,957	89	1,231	—	6,277	5	31	114	29	181	99	—	12	—
Corporate Accounting Services	13,977	4,359	65	1,081	—	5,505	—	7	2	—	6,685	244	—	—	—
Treasury	1	6,265	46	1,604	—	7,915	—	49	180	840	3,519	815	—	—	—
Revenue Division	64,566	42,970	792	10,656	—	54,418	—	890	3,119	74,573	5,450	8,699	—	5	17
Policy and Legislation	4,975	13,235	114	3,282	—	16,631	101	451	1,216	4,327	321	1,435	—	2	—
Policy and Legislation	4,974	3,598	12	892	—	4,502	—	125	741	128	19	447	—	1	—
Financial Institutions Commission	1	9,637	102	2,390	—	12,129	101	326	475	4,199	302	988	—	1	—
Public Sector Employers’ Council Secretariat	16,640	1,742	6	432	—	2,180	—	60	65	25	78	51	—	—	—
Internal Audit and Crown Governance	3,164	3,108	—	771	—	3,879	—	79	2	30	37	35	—	—	—
Executive and Support Services	11,398	7,120	105	1,806	54	9,085	—	811	53	108	558	45	773	—	22
Minister’s Office	686	425	3	125	54	607	—	28	—	—	9	20	—	—	—
Corporate Services	10,712	6,695	102	1,681	—	8,478	—	783	53	108	549	25	773	—	22

Total	127,361	88,705	1,274	22,090	54	112,123	106	2,413	4,823	80,084	16,947	11,510	773	105	39

VOTE 24 Gaming Policy and Enforcement

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Gaming Policy and Enforcement	19,819	10,473	76	2,597	—	13,146	—	476	333	312	524	625	—	120	2
Gaming Policy and Enforcement Operations	19,818	10,473	76	2,597	—	13,146	—	476	333	312	524	625	—	120	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	19,819	10,473	76	2,597	—	13,146	—	476	333	312	524	625	—	120	2

MINISTRY OF FINANCE

($000)

VOTE 23 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treasury Board Staff	—	—	43	—	593	—	—	—	—	—	—	19	19	—	(125)	(125)	(1)	(6)	(7)	6,713
Office of the Comptroller General	—	—	293	—	7,702	—	—	—	—	—	—	19	19	—	(899)	(899)	(58)	(1)	(59)	18,545
Office of the Comptroller General	—	—	101	—	572	—	—	—	—	—	—	10	10	—	(899)	(899)	(1)	(1)	(2)	5,958
Corporate Accounting Services	—	—	192	—	7,130	—	—	—	—	—	—	9	9	—	—	—	(57)	—	(57)	12,587
Treasury	—	—	384	1	5,788	—	—	—	—	—	—	27,805	27,805	—	(10,743)	(10,743)	(1,135)	(29,629)	(30,764)	1
Revenue Division	310	—	7,109	55	100,227	—	375	5,632	6,007	—	—	50,174	50,174	—	(1,466)	(1,466)	(1)	(125,783)	(125,784)	83,576
Policy and Legislation	46	—	—	1,330	9,229	—	—	—	—	—	—	553	553	—	(1,165)	(1,165)	(1)	(20,268)	(20,269)	4,979
Policy and Legislation	30	—	—	—	1,491	—	—	—	—	—	—	301	301	—	(1,165)	(1,165)	(1)	(150)	(151)	4,978
Financial Institutions Commission	16	—	—	1,330	7,738	—	—	—	—	—	—	252	252	—	—	—	—	(20,118)	(20,118)	1
Public Sector Employers’ Council Secretariat	—	—	—	—	279	14,188	—	—	14,188	—	—	14	14	—	—	—	—	(20)	(20)	16,641
Internal Audit and Crown Governance	—	—	—	—	183	—	—	—	—	—	—	9	9	—	(755)	(755)	(149)	(1)	(150)	3,166
Executive and Support Services	12	—	21	—	2,403	170	—	—	170	—	—	195	195	—	(610)	(610)	(1)	(1)	(2)	11,241
Minister’s Office	—	—	—	—	57	—	—	—	—	—	—	25	25	—	—	—	—	—	—	689
Corporate Services	12	—	21	—	2,346	170	—	—	170	—	—	170	170	—	(610)	(610)	(1)	(1)	(2)	10,552

Total	368	—	7,850	1,386	126,404	14,358	375	5,632	20,365	—	—	78,788	78,788	—	(15,763)	(15,763)	(1,346)	(175,709)	(177,055)	144,862

VOTE 24 Gaming Policy and Enforcement

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Gaming Policy and Enforcement	8	—	444	—	2,844	9,100	—	113,705	122,805	—	—	49	49	—	—	—	—	(118,972)	(118,972)	19,872
Gaming Policy and Enforcement Operations	8	—	444	—	2,844	—	—	9,105	9,105	—	—	49	49	—	—	—	—	(5,273)	(5,273)	19,871
Distribution of Gaming Proceeds	—	—	—	—	—	9,100	—	104,600	113,700	—	—	—	—	—	—	—	—	(113,699)	(113,699)	1

Total	8	—	444	—	2,844	9,100	—	113,705	122,805	—	—	49	49	—	—	—	—	(118,972)	(118,972)	19,872

MINISTARY OF FINANCE

($000)

VOTE 25 BC Public Service Agency

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Public Service Agency	50,807	24,029	213	5,959	—	30,201	—	925	186	2,417	20,253	2,103	280	—	—
Business Performance	22,746	2,394	10	594	—	2,998	—	76	55	30	19,719	109	—	—	—
Service Operations	11,807	9,668	120	2,398	—	12,186	—	164	—	29	108	139	—	—	—
Talent Management	10,590	7,639	74	1,894	—	9,607	—	398	—	996	197	1,521	280	—	—
Employee Relations	4,001	2,788	1	691	—	3,480	—	255	125	—	43	124	—	—	—
Corporate Services	1,663	1,540	8	382	—	1,930	—	32	6	1,362	186	210	—	—	—

Total	50,807	24,029	213	5,959	—	30,201	—	925	186	2,417	20,253	2,103	280	—	—

VOTE 26 Benefits

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits	1	6,165	—	498,945	—	505,110	—	172	1,750	681	37	190	—	—	—
Pension Contribution and Retirement Benefits	281,275	—	—	297,085	—	297,085	—	—	—	—	—	—	—	—	—
Employee Health Benefits	109,777	—	—	164,600	—	164,600	—	—	—	—	—	—	—	—	—
Long Term Disability	31,941	—	—	32,616	—	32,616	—	—	—	—	—	—	—	—	—
Other Benefits	4,578	—	—	3,115	—	3,115	—	—	1,750	—	—	—	—	—	—
Benefits Administration	7,250	6,165	—	1,529	—	7,694	—	172	—	681	37	190	—	—	—
Recoveries	(434,820)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	6,165	—	498,945	—	505,110	—	172	1,750	681	37	190	—	—	—

Special Account(s)

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Insurance and Risk Management Account	4,191	3,208	5	796	—	4,009	—	100	1,070	843	518	162	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,201	3,208	5	796	—	4,009	—	100	1,070	843	518	162	—	—	—

MINISTARY OF FINANCE

($000)

VOTE 25 BC Public Service Agency

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Public Service Agency	—	—	495	93	26,752	—	—	—	—	—	—	6,267	6,267	—	(10,523)	(10,523)	(828)	(912)	(1,740)	50,957
Business Performance	—	—	493	10	20,492	—	—	—	—	—	—	15	15	—	(20)	(20)	(603)	(816)	(1,419)	22,066
Service Operations	—	—	—	—	440	—	—	—	—	—	—	44	44	—	(45)	(45)	(25)	(25)	(50)	12,575
Talent Management	—	—	—	83	3,475	—	—	—	—	—	—	6,076	6,076	—	(8,425)	(8,425)	—	(65)	(65)	10,668
Employee Relations	—	—	—	—	547	—	—	—	—	—	—	9	9	—	(3)	(3)	(200)	(6)	(206)	3,827
Corporate Services	—	—	2	—	1,798	—	—	—	—	—	—	123	123	—	(2,030)	(2,030)	—	—	—	1,821

Total	—	—	495	93	26,752	—	—	—	—	—	—	6,267	6,267	—	(10,523)	(10,523)	(828)	(912)	(1,740)	50,957

VOTE 26 Benefits

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Benefits	—	—	—	—	2,830	—	—	350	350	—	—	22	22	—	(444,089)	(444,089)	(20,359)	(43,863)	(64,222)	1
Pension Contribution and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,958)	(4,619)	(6,577)	290,508
Employee Health Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(17,219)	(37,604)	(54,823)	109,777
Long Term Disability	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(216)	(521)	(737)	31,879
Other Benefits	—	—	—	—	1,750	—	—	—	—	—	—	—	—	—	—	—	(35)	(252)	(287)	4,578
Benefits Administration	—	—	—	—	1,080	—	—	350	350	—	—	22	22	—	(98)	(98)	(931)	(867)	(1,798)	7,250
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(443,991)	(443,991)	—	—	—	(443,991)

Total	—	—	—	—	2,830	—	—	350	350	—	—	22	22	—	(444,089)	(444,089)	(20,359)	(43,863)	(64,222)	1

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Insurance and Risk Management Account	650	—	391	—	3,734	—	—	—	—	—	—	45,879	45,879	—	(47,080)	(47,080)	(2,200)	(151)	(2,351)	4,191
Provincial Home Acquisition Wind Up special account	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	650	—	391	—	3,734	—	—	—	—	—	—	45,889	45,889	—	(47,080)	(47,080)	(2,200)	(151)	(2,351)	4,201

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 27 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Resource Operations	58,880	34,277	182	8,500	—	42,959	—	1,304	—	4,791	565	1,468	—	4	3,395
Resource Stewardship	94,783	18,613	130	4,616	—	23,359	—	956	—	69,052	259	1,080	—	7	3,757
Tenures, Competitiveness and Innovation	13,782	6,031	86	1,496	—	7,613	—	276	—	15,672	101	126	—	—	7
Timber Operations, Pricing and First Nations	24,037	6,295	44	1,562	—	7,901	—	269	—	599	30	64	—	—	20
Regional Operations	117,264	90,301	902	22,393	—	113,596	—	2,587	—	4,989	405	2,164	—	17	936
Executive and Support Services	65,199	37,561	321	9,339	54	47,275	—	520	6,052	423	6,818	2,040	—	—	1,022
Minister’s Office	690	262	—	85	54	401	—	102	—	—	17	25	—	—	—
Corporate Services	64,509	37,299	321	9,254	—	46,874	—	418	6,052	423	6,801	2,015	—	—	1,022

Total	373,945	193,078	1,665	47,906	54	242,703	—	5,912	6,052	95,526	8,178	6,942	—	28	9,137

VOTE 28 Direct Fire

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Direct Fire	63,165	30,458	4,247	7,554	—	42,259	—	1,261	1,000	3,437	145	577	—	149	7,882

Total	63,165	30,458	4,247	7,554	—	42,259	—	1,261	1,000	3,437	145	577	—	149	7,882

Special Account(s)

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	155,753	17,518	403	4,344	—	22,265	—	549	—	55,040	579	590	—	20	850
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	—	—	—	—	—	—	40	—	1,386	—	10	—	—	110

Total	155,773	17,518	403	4,344	—	22,265	—	589	—	56,426	579	600	—	20	960

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 27 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Integrated Resource Operations	1,019	—	786	606	13,938	—	—	2,720	2,720	—	—	98	98	—	(585)	(585)	(1)	(1,977)	(1,978)	57,152
Resource Stewardship	2,276	10	39	55	77,491	460	—	620	1,080	5,799	—	50,038	55,837	(100)	(493)	(593)	(1)	(62,020)	(62,021)	95,153
Tenures, Competitiveness and Innovation	18	—	5	—	16,205	10	—	3,035	3,045	—	—	761	761	—	(1)	(1)	(751)	(13,000)	(13,751)	13,872
Timber Operations, Pricing and First Nations	86	9,999	5,477	—	16,544	—	—	81	81	—	—	13	13	(400)	(1)	(401)	(1)	(1)	(2)	24,136
Regional Operations	1,843	413	407	4	13,765	2,242	—	420	2,662	—	—	183	183	(1,504)	(535)	(2,039)	—	(5,322)	(5,322)	122,845
Executive and Support Services	5,815	—	17,235	480	40,405	—	—	—	—	1	—	1,317	1,318	(5,900)	(15,797)	(21,697)	(1)	(1)	(2)	67,299
Minister’s Office	—	—	—	—	144	—	—	—	—	—	—	145	145	—	—	—	—	—	—	690
Corporate Services	5,815	—	17,235	480	40,261	—	—	—	—	1	—	1,172	1,173	(5,900)	(15,797)	(21,697)	(1)	(1)	(2)	66,609

Total	11,057	10,422	23,949	1,145	178,348	2,712	—	6,876	9,588	5,800	—	52,410	58,210	(7,904)	(17,412)	(25,316)	(755)	(82,321)	(83,076)	380,457

VOTE 28 Direct Fire

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Direct Fire	20,465	—	—	—	34,916	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	63,165

Total	20,465	—	—	—	34,916	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	63,165

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Timber Sales Account	1,340	—	28,254	30	87,252	—	—	30	30	9,704	—	51,196	60,900	(5,800)	(1)	(5,801)	—	(1)	(1)	164,645
Crown Land special account	—	—	—	—	—	9,382	—	—	9,382	—	—	20	20	—	—	—	—	(9,382)	(9,382)	20
Forest Stand Management Fund	28	—	—	—	1,574	—	—	—	—	—	—	—	—	—	—	—	—	(1,574)	(1,574)	—

Total	1,368	—	28,254	30	88,826	9,382	—	30	9,412	9,704	—	51,216	60,920	(5,800)	(1)	(5,801)	—	(10,957)	(10,957)	164,665

MINISTRY OF HEALTH

($000)

VOTE 29 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Programs	16,730,917	4,704	50	1,167	—	5,921	—	88	65	45,011	1,020	855	—	17	54
Regional Services	11,540,915	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	4,061,122	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,079,453	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	42,181	—	—	—	—	—	—	—	—	44,825	—	—	—	—	—
Vital Statistics	7,246	4,704	50	1,167	—	5,921	—	88	65	185	1,020	855	—	17	54
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	222,241	86,099	559	21,372	54	108,084	3,014	2,204	7,317	31,473	43,214	5,696	—	201	85
Minister’s Office	719	384	—	115	54	553	—	93	—	—	15	24	—	—	—
Stewardship and Corporate Services	221,522	85,715	559	21,257	—	107,531	3,014	2,111	7,317	31,473	43,199	5,672	—	201	85

Total	16,805,908	90,803	609	22,539	54	114,005	3,014	2,292	7,382	76,484	44,234	6,551	—	218	139

Special Account(s)

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTH

($000)

VOTE 29 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Programs	6	—	100	23	47,239	718	11,468,848	5,979,608	17,449,174	—	—	240	240	—	(338)	(338)	(141,001)	(141,798)	(282,799)	17,219,437
Regional Services	—	—	—	—	1	718	11,468,848	550,557	12,020,123	—	—	—	—	—	—	—	(1)	(71,341)	(71,342)	11,948,782
Medical Services Plan	—	—	—	—	—	—	—	4,285,119	4,285,119	—	—	—	—	—	—	—	(141,000)	(27,000)	(168,000)	4,117,119
PharmaCare	—	—	—	—	—	—	—	1,143,932	1,143,932	—	—	1	1	—	—	—	—	(40,900)	(40,900)	1,103,033
Health Benefits Operations	—	—	—	—	44,825	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	43,075
Vital Statistics	6	—	100	23	2,413	—	—	—	—	—	—	239	239	—	(338)	(338)	—	(807)	(807)	7,428
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	45	—	27,535	620	121,404	32	604	3,911	4,547	—	—	2,553	2,553	—	(1)	(1)	(112)	(11,479)	(11,591)	224,996
Minister’s Office	—	—	—	—	132	—	—	—	—	—	—	40	40	—	—	—	—	—	—	725
Stewardship and Corporate Services	45	—	27,535	620	121,272	32	604	3,911	4,547	—	—	2,513	2,513	—	(1)	(1)	(112)	(11,479)	(11,591)	224,271

Total	51	—	27,635	643	168,643	750	11,469,452	5,983,519	17,453,721	—	—	2,793	2,793	(147,250)	(339)	(147,589)	(141,113)	(153,277)	(294,390)	17,297,183

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF INTERNATIONAL TRADE

($000)

VOTE 30 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
International Trade and Investment	10,522	6,478	8	1,607	—	8,093	—	505	15	7,941	1,119	1,975	—	—	1
International Strategy and Competitiveness	4,132	2,643	37	656	—	3,336	—	234	474	782	253	350	—	—	—
Multiculturalism	625	444	—	110	—	554	35	20	10	55	15	100	—	—	—
Transfers to Crown Corporations and Agencies	17,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	17,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,717	1,034	—	276	54	1,364	—	135	13	10	75	77	—	—	—
Minister’s Office	597	312	—	97	54	463	—	75	—	—	10	15	—	—	—
Corporate Services	1,120	722	—	179	—	901	—	60	13	10	65	62	—	—	—

Total	34,296	10,599	45	2,649	54	13,347	35	894	512	8,788	1,462	2,502	—	—	1

MINISTRY OF INTERNATIONAL TRADE

($000)

VOTE 30 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
International Trade and Investment	—	—	233	2,054	13,843	—	—	261	261	—	—	144	144	—	(1)	(1)	(1)	(1)	(2)	22,338
International Strategy and Competitiveness	—	—	71	—	2,164	34	—	—	34	—	—	7	7	—	(1)	(1)	(1)	(1)	(2)	5,538
Multiculturalism	—	—	—	—	235	—	—	840	840	—	—	1	1	—	(1)	(1)	—	(1)	(1)	1,628
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	17,300	17,300	—	—	—	—	—	—	—	—	—	—	17,300
Forestry Innovation Investment Ltd.	—	—	—	—	—	—	—	17,300	17,300	—	—	—	—	—	—	—	—	—	—	17,300
Executive and Support Services	—	—	—	—	310	—	—	—	—	—	—	45	45	—	(1)	(1)	(1)	—	(1)	1,717
Minister’s Office	—	—	—	—	100	—	—	—	—	—	—	34	34	—	—	—	—	—	—	597
Corporate Services	—	—	—	—	210	—	—	—	—	—	—	11	11	—	(1)	(1)	(1)	—	(1)	1,120

Total	—	—	304	2,054	16,552	34	—	18,401	18,435	—	—	197	197	—	(4)	(4)	(3)	(3)	(6)	48,521

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 31 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Market and Immigration	15,465	6,982	19	1,731	—	8,732	13	293	115	3,848	5,137	247	1,840	—	—
Strategy and Planning	1,322	869	11	216	—	1,096	—	42	—	135	15	62	—	—	—
Labour Market Information and Policy	3,443	2,081	8	516	—	2,605	—	103	72	1,825	4,031	100	1,840	—	—
Labour Market and Skills Training Programs	10,700	4,032	—	999	—	5,031	13	148	43	1,888	1,091	85	—	—	—
Labour Programs	14,216	27,102	92	6,780	—	33,974	492	632	611	581	2,107	998	—	12	—
Employment Standards	7,833	5,946	10	1,475	—	7,431	—	145	—	—	65	225	—	—	—
Labour Relations Board	4,630	3,611	15	917	—	4,543	110	78	—	4	39	111	—	—	—
WorkSafeBC Funded Services	1	16,276	58	4,073	—	20,407	382	335	—	501	1,963	612	—	12	—
Industrial Relations	1,752	1,269	9	315	—	1,593	—	74	611	76	40	50	—	—	—
Workforce Development	1,566	4,301	—	1,067	—	5,368	—	180	23	245	150	274	30	—	—
Tourism and Small Business	7,470	2,640	4	656	—	3,300	33	92	6	613	87	79	—	—	—
Tourism Policy	1,988	1,226	4	305	—	1,535	5	45	5	250	21	38	—	—	—
Film Policy and Creative BC	2,568	101	—	25	—	126	—	9	1	15	2	1	—	—	—
Small Business	2,914	1,313	—	326	—	1,639	28	38	—	348	64	40	—	—	—
Major Investments Office	2,871	1,498	—	372	—	1,870	—	172	10	450	26	222	—	—	—
Economic Development	6,800	4,409	13	1,095	—	5,517	250	305	20	388	80	140	—	—	—
Transfers to Crown Corporations and Agencies	145,418	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	50,974	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training Authority	94,444	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	4,362	4,117	40	1,055	93	5,305	—	205	46	16	206	152	—	—	—
Ministers’ Offices	923	430	10	140	93	673	—	125	—	—	8	18	—	—	—
Corporate Services	3,439	3,687	30	915	—	4,632	—	80	46	16	198	134	—	—	—

Total	198,168	51,049	168	12,756	93	64,066	788	1,879	831	6,141	7,793	2,112	1,870	12	—

Special Account(s)

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 31 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Market and Immigration	—	—	3	—	11,496	114	—	87,566	87,680	—	—	14	14	—	(15,148)	(15,148)	—	(77,277)	(77,277)	15,497
Strategy and Planning	—	—	—	—	254	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1,351
Labour Market Information and Policy	—	—	—	—	7,971	114	—	7,900	8,014	—	—	4	4	—	(15,148)	(15,148)	—	—	—	3,446
Labour Market and Skills Training Programs	—	—	3	—	3,271	—	—	79,666	79,666	—	—	9	9	—	—	—	—	(77,277)	(77,277)	10,700
Labour Programs	6	—	524	—	5,963	—	—	50	50	—	—	456	456	—	(2)	(2)	—	(26,169)	(26,169)	14,272
Employment Standards	6	—	24	—	465	—	—	—	—	—	—	12	12	—	—	—	—	(50)	(50)	7,858
Labour Relations Board	—	—	13	—	355	—	—	—	—	—	—	7	7	—	—	—	—	(275)	(275)	4,630
WorkSafeBC Funded Services	—	—	485	—	4,290	—	—	—	—	—	—	435	435	—	(1)	(1)	—	(25,130)	(25,130)	1
Industrial Relations	—	—	2	—	853	—	—	50	50	—	—	2	2	—	(1)	(1)	—	(714)	(714)	1,783
Workforce Development	—	—	—	—	902	—	—	—	—	—	—	9	9	—	(1)	(1)	(1)	(4,700)	(4,701)	1,577
Tourism and Small Business	—	—	—	—	910	147	—	3,037	3,184	—	—	107	107	—	(15)	(15)	(1)	(2)	(3)	7,483
Tourism Policy	—	—	—	—	364	—	—	—	—	—	—	105	105	—	(1)	(1)	(1)	(1)	(2)	2,001
Film Policy and Creative BC	—	—	—	—	28	147	—	2,268	2,415	—	—	—	—	—	—	—	—	(1)	(1)	2,568
Small Business	—	—	—	—	518	—	—	769	769	—	—	2	2	—	(14)	(14)	—	—	—	2,914
Major Investments Office	—	—	—	20	900	—	—	100	100	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	2,871
Economic Development	—	—	5	1	1,189	—	—	50	50	—	—	59	59	—	(1)	(1)	(1)	(1)	(2)	6,812
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	145,468	145,468	—	—	—	—	—	—	—	—	—	—	145,468
Destination BC Corp.	—	—	—	—	—	—	—	51,024	51,024	—	—	—	—	—	—	—	—	—	—	51,024
Industry Training Authority	—	—	—	—	—	—	—	94,444	94,444	—	—	—	—	—	—	—	—	—	—	94,444
Executive and Support Services	15	—	2	6	648	—	—	—	—	—	—	182	182	—	(402)	(402)	(1,000)	(353)	(1,353)	4,380
Ministers’ Offices	—	—	1	—	152	—	—	—	—	—	—	98	98	—	—	—	—	—	—	923
Corporate Services	15	—	1	6	496	—	—	—	—	—	—	84	84	—	(402)	(402)	(1,000)	(353)	(1,353)	3,457

Total	21	—	534	27	22,008	261	—	236,271	236,532	—	—	831	831	—	(15,570)	(15,570)	(1,004)	(108,503)	(109,507)	198,360

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

Total	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF JUSTICE

($000)

VOTE 32 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Services	109,081	13,303	—	3,299	—	16,602	—	176	12	598	191	348	—	—	—
Prosecution Services	112,867	83,555	548	20,722	—	104,825	1,779	1,342	—	4,667	153	2,598	—	—	375
Court Services	97,523	67,166	890	16,852	—	84,908	1,928	1,364	—	2,227	1,834	2,852	—	—	1,040
Legal Services	17,543	41,098	485	10,242	—	51,825	20	856	—	33,544	602	2,013	—	127	—
Corrections	219,234	124,192	3,651	30,920	—	158,763	—	1,252	1,431	3,704	1,582	2,373	—	—	9,095
Policing and Security	349,682	6,981	25	1,731	—	8,737	—	184	264	1,048	473	646	—	—	518
Victim Services and Crime Prevention	40,017	5,121	74	1,270	—	6,465	—	100	36	505	116	207	—	—	—
Emergency Management BC	26,702	10,424	26	2,585	—	13,035	55	198	43	5,897	639	423	—	—	49
RoadSafetyBC	8,815	7,020	6	1,741	—	8,767	—	45	445	83	112	134	—	—	—
Liquor Control and Licensing	1	7,042	20	1,746	—	8,808	—	221	147	300	525	300	—	—	5
Agencies, Boards and Commissions	12,979	2,609	4	647	—	3,260	978	81	—	728	29	146	—	2	—
Executive and Support Services	30,484	17,878	45	4,464	54	22,441	—	399	932	431	4,071	471	—	12	5
Minister’s Office	1,062	416	—	123	54	593	—	144	—	—	—	40	—	—	3
Corporate Services	29,422	17,462	45	4,341	—	21,848	—	255	932	431	4,071	431	—	12	2

Total	1,024,928	386,389	5,774	96,219	54	488,436	4,760	6,218	3,310	53,732	10,327	12,511	—	141	11,087

VOTE 33 Judiciary

	Total 2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	68,109	50,827	95	12,606	—	63,528	1,953	1,424	—	228	1,418	1,450	—	3	90
Superior Courts	14,350	10,478	65	2,599	—	13,142	—	136	—	71	1,211	545	—	—	16
Provincial Courts	53,759	40,349	30	10,007	—	50,386	1,953	1,288	—	157	207	905	—	3	74

Total	68,109	50,827	95	12,606	—	63,528	1,953	1,424	—	228	1,418	1,450	—	3	90

VOTE 34 Crown Proceeding Act

	Total 2014/15 Operating					Total Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JUSTICE

($000)

					Total				Total				Total			Total			Total	Total 2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Justice Services	56	—	655	1	2,037	158	—	95,526	95,684	—	—	86	86	—	(1,200)	(1,200)	(10)	(3,492)	(3,502)	109,707
Prosecution Services	88	—	260	300	11,562	—	—	—	—	—	—	1,094	1,094	(1,688)	—	(1,688)	—	—	—	115,793
Court Services	1,493	—	3,293	611	16,642	—	—	—	—	—	—	728	728	—	—	—	—	(2,852)	(2,852)	99,426
Legal Services	—	—	93	—	37,255	—	—	—	—	—	—	395	395	—	(71,170)	(71,170)	(290)	(10)	(300)	18,005
Corrections	1,006	—	7,517	135	28,095	—	—	39,623	39,623	—	—	430	430	—	(475)	(475)	—	(5,544)	(5,544)	220,892
Policing and Security	101	—	215	4	3,453	72	—	372,556	372,628	—	—	80	80	—	(1,585)	(1,585)	(1)	(27,757)	(27,758)	355,555
Victim Services and Crime Prevention	—	—	155	—	1,119	125	12,343	30,197	42,665	—	—	11	11	(9,816)	(1)	(9,817)	—	(300)	(300)	40,143
Emergency Management BC	128	—	67	6	7,505	—	—	13,884	13,884	—	—	26	26	—	(2,572)	(2,572)	(1)	(5,121)	(5,122)	26,756
RoadSafetyBC	—	—	6	1	826	—	—	2,951	2,951	—	—	641	641	—	(1)	(1)	(1)	(4,034)	(4,035)	9,149
Liquor Control and Licensing	170	—	49	88	1,805	—	—	—	—	—	—	887	887	—	—	—	—	(11,499)	(11,499)	1
Agencies, Boards and Commissions	—	—	30	—	1,994	—	—	—	—	8,577	—	6	8,583	—	(1)	(1)	(1)	(845)	(846)	12,990
Executive and Support Services	155	—	1,694	636	8,806	—	—	—	—	—	—	1,503	1,503	—	(1,210)	(1,210)	(1)	(1)	(2)	31,538
Minister’s Office	—	—	5	—	192	—	—	—	—	—	—	269	269	—	—	—	—	—	—	1,054
Corporate Services	155	—	1,689	636	8,614	—	—	—	—	—	—	1,234	1,234	—	(1,210)	(1,210)	(1)	(1)	(2)	30,484

Total	3,197	—	14,034	1,782	121,099	355	12,343	554,737	567,435	8,577	—	5,887	14,464	(11,504)	(78,215)	(89,719)	(305)	(61,455)	(61,760)	1,039,955

VOTE 33 Judiciary
																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	70	—	649	—	7,285	4	—	175	179	—	—	126	126	—	—	—	—	—	—	71,118
Superior Courts	4	—	400	—	2,383	—	—	—	—	—	—	37	37	—	—	—	—	—	—	15,562
Provincial Courts	66	—	249	—	4,902	4	—	175	179	—	—	89	89	—	—	—	—	—	—	55,556

Total	70	—	649	—	7,285	4	—	175	179	—	—	126	126	—	—	—	—	—	—	71,118

VOTE 34 Crown Proceeding Act
																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF JUSTICE

($000)

VOTE 35 Independent Investigations Office

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	7,536	4,677	—	1,347	—	6,024	—	161	50	111	171	208	—	—	4

Total	7,536	4,677	—	1,347	—	6,024	—	161	50	111	171	208	—	—	4

VOTE 36 British Columbia Utilities Commission

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,662	231	706	—	3,599	436	87	—	1,612	244	249	—	25	—

Total	1	2,662	231	706	—	3,599	436	87	—	1,612	244	249	—	25	—

VOTE 37 Emergency Program Act

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	14,478	697	300	300	—	1,297	—	150	5	3,000	190	71	—	—	2,051

Total	14,478	697	300	300	—	1,297	—	150	5	3,000	190	71	—	—	2,051

Special Account(s)

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	—	462	—	115	—	577	—	43	1,873	—	24	40	—	22	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Guardian and Trustee Operating Account	8,577	16,231	169	4,025	—	20,425	—	133	—	2,060	1,366	654	—	14	26
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	23,362	16,693	169	4,140	—	21,002	—	176	1,873	2,060	1,404	735	—	36	501

MINISTRY OF JUSTICE

($000)

VOTE 35 Independent Investigations Office

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Independent Investigations Office	100	—	314	381	1,500	—	—	—	—	—	—	20	20	—	—	—	—	—	—	7,544

Total	100	—	314	381	1,500	—	—	—	—	—	—	20	20	—	—	—	—	—	—	7,544

VOTE 36 British Columbia Utilities Commission

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Utilities Commission	—	—	1	456	3,110	—	—	—	—	—	—	7	7	—	—	—	—	(6,715)	(6,715)	1

Total	—	—	1	456	3,110	—	—	—	—	—	—	7	7	—	—	—	—	(6,715)	(6,715)	1

VOTE 37 Emergency Program Act

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	1,880	—	134	—	7,481	150	5,299	250	5,699	—	—	1	1	—	—	—	—	—	—	14,478

Total	1,880	—	134	—	7,481	150	5,299	250	5,699	—	—	1	1	—	—	—	—	—	—	14,478

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Civil Forfeiture Account	—	—	—	—	2,002	1,282	—	—	1,282	—	—	131	131	—	—	—	—	(3,992)	(3,992)	—
Corrections Work Program Account	115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Guardian and Trustee Operating Account	—	—	625	—	4,878	—	—	—	—	—	—	384	384	—	—	—	—	(17,110)	(17,110)	8,577
Victim Surcharge Special Account	—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

Total	115	—	685	—	7,585	3,282	—	476	3,758	11,504	—	615	12,119	—	—	—	—	(21,102)	(21,102)	23,362

MINISTRY OF NATURAL GAS DEVELOPMENT

($000)

VOTE 38 Ministry Operations

Description	Total 2014/15 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Upstream Development	12,482	3,769	—	935	—	4,704	23	281	—	429	178	76	—	—	69
Liquefied Natural Gas	3,972	1,670	—	414	—	2,084	—	189	—	2,715	170	804	—	—	—
Oil and Strategic Initiatives	1,012	677	—	168	—	845	—	50	—	60	24	37	—	—	—
Executive and Support Services	2,783	780	20	214	54	1,068	—	124	1,938	292	217	323	—	—	—
Minister’s Office	532	314	—	98	54	466	—	47	—	—	9	15	—	—	—
Corporate Services	2,251	466	20	116	—	602	—	77	1,938	292	208	308	—	—	—

Total	20,249	6,896	20	1,731	54	8,701	23	644	1,938	3,496	589	1,240	—	—	69

VOTE 39 Housing

Description	Total 2014/15 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing	368,691	7,400	25	1,836	—	9,261	126	140	134	329	724	262	—	—	—
Housing	359,140	1,076	1	267	—	1,344	—	30	42	—	9	27	—	—	—
Building and Safety Policy	1,550	958	1	238	—	1,197	126	50	30	90	6	59	—	—	—
Residential Tenancy	8,001	5,366	23	1,331	—	6,720	—	60	62	239	709	176	—	—	—

Total	368,691	7,400	25	1,836	—	9,261	126	140	134	329	724	262	—	—	—

Special Account(s)

Description	Total 2014/15 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	12,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	12,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF NATURAL GAS DEVELOPMENT

($000)

VOTE 38 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Upstream Development	70	—	6,543	—	7,669	—	—	100	100	—	—	54	54	—	(1)	(1)	(1)	(1)	(2)	12,524
Liquefied Natural Gas	—	—	—	—	3,878	—	—	100	100	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	6,063
Oil and Strategic Initiatives	—	—	—	—	171	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,015
Executive and Support Services	—	—	42	29	2,965	—	—	—	—	—	—	243	243	—	(2)	(2)	(2)	(2)	(4)	4,270
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	534
Corporate Services	—	—	42	29	2,894	—	—	—	—	—	—	243	243	—	(1)	(1)	(1)	(1)	(2)	3,736

Total	70	—	6,585	29	14,683	—	—	200	200	—	—	303	303	—	(5)	(5)	(5)	(5)	(10)	23,872

VOTE 39 Housing

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing	—	—	—	—	1,715	—	—	397,341	397,341	—	—	79	79	—	(1)	(1)	(1)	(1)	(2)	408,393
Housing	—	—	—	—	108	—	—	397,341	397,341	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	398,793
Building and Safety Policy	—	—	—	—	361	—	—	—	—	—	—	2	2	—	—	—	—	—	—	1,560
Residential Tenancy	—	—	—	—	1,246	—	—	—	—	—	—	74	74	—	—	—	—	—	—	8,040

Total	—	—	—	—	1,715	—	—	397,341	397,341	—	—	79	79	—	(1)	(1)	(1)	(1)	(2)	408,393

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Endowment Fund special account	—	—	—	—	—	—	—	12,000	12,000	—	—	—	—	—	—	—	—	—	—	12,000

Total	—	—	—	—	—	—	—	12,000	12,000	—	—	—	—	—	—	—	—	—	—	12,000

MINISTRY OF SOCIAL DEVELOPMENT AND SOCIAL INNOVATION

($000)

VOTE 40 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	1,682,338	81,184	—	20,131	—	101,315	—	1,275	3,349	1,337	9,492	2,991	—	—	—
Income Assistance - Program Management	120,529	81,184	—	20,131	—	101,315	—	1,275	3,349	1,337	9,492	2,991	—	—	—
Temporary Assistance	345,140	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	938,675	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	277,994	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment	29,988	11,135	—	2,761	—	13,896	—	1,076	—	345	3,862	376	—	—	—
Employment Programs	29,987	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	11,135	—	2,761	—	13,896	—	1,076	—	345	3,862	376	—	—	—
Community Living Services	799,777	1,760	—	436	—	2,196	—	180	—	—	670	50	—	—	—
Employment and Assistance Appeal Tribunal	1,751	735	23	182	—	940	496	22	—	150	12	130	—	5	—
Executive and Support Services	15,965	7,190	111	1,804	54	9,159	—	182	15	40	3,393	510	—	—	—
Minister’s Office	559	240	1	80	54	375	—	52	—	—	10	13	—	—	—
Corporate Services	15,406	6,950	110	1,724	—	8,784	—	130	15	40	3,383	497	—	—	—

Total	2,529,819	102,004	134	25,314	54	127,506	496	2,735	3,364	1,872	17,429	4,057	—	5	—

MINISTRY OF SOCIAL DEVELOPMENT AND SOCIAL INNOVATION

($000)

VOTE 40 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Income Assistance	11	—	6,309	108	24,872	8,124	1,462,605	115,920	1,586,649	—	—	6,318	6,318	—	(137)	(137)	—	(10,080)	(10,080)	1,708,937
Income Assistance - Program Management	11	—	6,309	108	24,872	—	—	190	190	—	—	178	178	—	(135)	(135)	—	—	—	126,420
Temporary Assistance	—	—	—	—	—	—	317,490	—	317,490	—	—	3,101	3,101	—	(1)	(1)	—	(550)	(550)	320,040
Disability Assistance	—	—	—	—	—	—	980,474	—	980,474	—	—	1	1	—	—	—	—	(4,000)	(4,000)	976,475
Supplementary Assistance	—	—	—	—	—	8,124	164,641	115,730	288,495	—	—	3,038	3,038	—	(1)	(1)	—	(5,530)	(5,530)	286,002
Employment	192	—	—	—	5,851	—	—	295,659	295,659	—	—	15,089	15,089	—	(1)	(1)	—	(300,494)	(300,494)	30,000
Employment Programs	—	—	—	—	—	—	—	29,999	29,999	—	—	—	—	—	—	—	—	—	—	29,999
Labour Market Development Agreement	192	—	—	—	5,851	—	—	265,660	265,660	—	—	15,089	15,089	—	(1)	(1)	—	(300,494)	(300,494)	1
Community Living Services	—	—	—	—	900	—	—	834,347	834,347	—	—	4	4	—	—	—	—	—	—	837,447
Employment and Assistance Appeal Tribunal	—	—	—	—	815	—	—	—	—	—	—	2	2	—	(1)	(1)	—	—	—	1,756
Executive and Support Services	200	—	441	257	5,038	—	—	—	—	—	—	1,279	1,279	—	(1)	(1)	—	(40)	(40)	15,435
Minister’s Office	—	—	—	—	75	—	—	—	—	—	—	25	25	—	—	—	—	—	—	475
Corporate Services	200	—	441	257	4,963	—	—	—	—	—	—	1,254	1,254	—	(1)	(1)	—	(40)	(40)	14,960

Total	403	—	6,750	365	37,476	8,124	1,462,605	1,245,926	2,716,655	—	—	22,692	22,692	—	(140)	(140)	—	(310,614)	(310,614)	2,593,575

MINISTRY OF TECHNOLOGY, INNOVATION AND CITIZENS’ SERVICES

($000)

VOTE 41 Ministry Operations

	Total
	2014/15					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	17,724	21,236	227	5,348	—	26,811	—	451	119	2,087	4,426	1,170	—	20	436
Service BC Operations	16,273	13,330	173	3,387	—	16,890	—	381	2	60	548	553	—	—	26
BC Online	822	2,286	2	567	—	2,855	—	10	86	437	3,035	110	—	—	—
BC Registry Services	1	1,975	32	490	—	2,497	—	33	11	—	802	382	—	20	23
BC Stats	628	3,645	20	904	—	4,569	—	27	20	1,590	41	125	—	—	387
Office of the Chief Information Officer	12,442	9,289	50	2,304	—	11,643	—	150	375	1,660	641	544	—	—	—
Innovation and Technology	8,487	697	—	173	—	870	10	30	—	308	11	55	—	—	—
Innovation and Technology	2,397	697	—	173	—	870	10	30	—	308	11	55	—	—	—
BC Innovation Council	6,090	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	25,050	9,252	11	2,322	54	11,639	—	104	52	355	4,447	1,062	—	—	—
Minister’s Office	563	302	1	95	54	452	—	38	—	—	16	11	—	—	—
Corporate Services	24,487	8,950	10	2,227	—	11,187	—	66	52	355	4,431	1,051	—	—	—

Total	63,703	40,474	288	10,147	54	50,963	10	735	546	4,410	9,525	2,831	—	20	436

VOTE 42 Shared Services BC

	Total
	2014/15					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Logistics and Business Services	12,182	28,436	628	7,052	—	36,116	—	109	887	4,561	5,517	1,285	—	—	2,573
Real Property	268,732	13,924	34	3,453	—	17,411	—	250	300	350	200	300	—	—	23,250
Technology Solutions	146,046	22,865	188	6,105	—	29,158	—	78	1,046	3,188	180,730	731	—	—	—

Total	426,960	65,225	850	16,610	—	82,685	—	437	2,233	8,099	186,447	2,316	—	—	25,823

MINISTRY OF TECHNOLOGY, INNOVATION AND CITIZENS’ SERVICES

($000)

VOTE 41 Ministry Operations

					Total				Total				Total			Total			Total	Total 2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services to Citizens and Businesses	—	—	1,259	245	10,213	—	—	—	—	—	—	904	904	—	(7,197)	(7,197)	(400)	(12,408)	(12,808)	17,923
Service BC Operations	—	—	49	—	1,619	—	—	—	—	—	—	801	801	—	(1,638)	(1,638)	(400)	(800)	(1,200)	16,472
BC Online	—	—	5	240	3,923	—	—	—	—	—	—	9	9	—	—	—	—	(5,965)	(5,965)	822
BC Registry Services	—	—	1,200	—	2,471	—	—	—	—	—	—	82	82	—	—	—	—	(5,049)	(5,049)	1
BC Stats	—	—	5	5	2,200	—	—	—	—	—	—	12	12	—	(5,559)	(5,559)	—	(594)	(594)	628
Office of the Chief Information Officer	—	—	5	—	3,375	—	—	600	600	—	—	18	18	—	(1,760)	(1,760)	(1,230)	(150)	(1,380)	12,496
Innovation and Technology	—	—	—	—	414	6,090	—	1,115	7,205	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	8,491
Innovation and Technology	—	—	—	—	414	—	—	1,115	1,115	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	2,401
BC Innovation Council	—	—	—	—	—	6,090	—	—	6,090	—	—	—	—	—	—	—	—	—	—	6,090
Executive and Support Services	9	—	58	—	6,087	6,260	—	—	6,260	—	—	1,078	1,078	—	(1)	(1)	(1)	(1)	(2)	25,061
Minister’s Office	—	—	2	—	67	—	—	—	—	—	—	46	46	—	—	—	—	—	—	565
Corporate Services	9	—	56	—	6,020	6,260	—	—	6,260	—	—	1,032	1,032	—	(1)	(1)	(1)	(1)	(2)	24,496

Total	9	—	1,322	245	20,089	12,350	—	1,715	14,065	—	—	2,005	2,005	—	(8,959)	(8,959)	(1,632)	(12,560)	(14,192)	63,971

VOTE 42 Shared Services BC

					Total				Total				Total			Total			Total	Total 2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Logistics and Business Services	1,995	—	80	4,969	21,976	—	—	—	—	—	—	70,995	70,995	—	(73,327)	(73,327)	(13,410)	(29,879)	(43,289)	12,471
Real Property	31	—	45,047	283,185	352,913	—	—	—	—	—	—	27,155	27,155	—	(24,003)	(24,003)	(65,724)	(38,930)	(104,654)	268,822
Technology Solutions	—	—	29,478	44	215,295	—	—	—	—	—	—	300	300	—	(71,758)	(71,758)	(13,874)	(11,496)	(25,370)	147,625

Total	2,026	—	74,605	288,198	590,184	—	—	—	—	—	—	98,450	98,450	—	(169,088)	(169,088)	(93,008)	(80,305)	(173,313)	428,918

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 43 Ministry Operations

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	11,120	49,470	77	12,269	—	61,816	—	5,909	4,267	102,271	3,795	2,111	—	10	100,600
Transportation Policy and Programs	2,142	1,682	—	417	—	2,099	—	51	—	306	7	92	—	—	—
Transportation Investments	1	42,030	52	10,424	—	52,506	—	5,434	3,850	87,048	3,550	1,741	—	8	99,000
Partnerships	1	2,433	—	603	—	3,036	—	190	407	14,344	103	40	—	2	1,600
Port and Airport Development	7,789	1,721	25	427	—	2,173	—	115	10	484	20	207	—	—	—
Enhancing Economic Development	1,187	1,604	—	398	—	2,002	—	119	—	89	115	31	—	—	—
Public Transportation	308,813	2,556	7	634	—	3,197	—	50	551	12,413	145	114	—	—	195,151
Public Transit	116,163	2,556	7	634	—	3,197	—	50	551	12,413	145	114	—	—	1,136
Coastal Ferry Services	192,650	—	—	—	—	—	—	—	—	—	—	—	—	—	194,015
Highway Operations	472,172	28,407	1,646	7,219	—	37,272	—	1,626	4,104	1,649	4,243	1,131	—	248	451,858
Maintenance and Operations	437,946	13,159	1,441	3,438	—	18,038	—	1,003	4,104	1,555	3,029	800	—	58	428,264
Commercial Vehicle Safety and Enforcement	23,609	14,647	205	3,632	—	18,484	—	603	—	15	1,210	320	—	190	153
Inland Ferries	10,617	601	—	149	—	750	—	20	—	79	4	11	—	—	23,441
Commercial Transportation Regulation	1,534	1,014	2	251	—	1,267	440	11	—	503	38	65	—	1	—
Container Trucking Commissioner	—	—	—	—	—	—	300	—	—	501	—	—	—	—	—
Passenger Transportation Board	489	262	—	65	—	327	140	8	—	2	9	5	—	1	—
Passenger Transportation Branch	1,045	752	2	186	—	940	—	3	—	—	29	60	—	—	—
British Columbia Pavilion Corporation	8,992	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	9,662	7,873	16	1,979	54	9,922	—	180	17	20	166	420	—	5	1
Minister’s Office	544	280	—	89	54	423	—	74	—	—	10	10	—	—	—
Corporate Services	9,118	7,593	16	1,890	—	9,499	—	106	17	20	156	410	—	5	1

Total	812,293	89,320	1,748	22,352	54	113,474	440	7,776	8,939	116,856	8,387	3,841	—	264	747,610

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 43 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	29,005	382,470	—	476	630,914	—	—	40,342	40,342	—	—	411	411	—	(1)	(1)	(701,820)	(20,414)	(722,234)	11,248
Transportation Policy and Programs	—	—	—	—	456	—	—	—	—	—	—	24	24	—	—	—	(431)	—	(431)	2,148
Transportation Investments	29,000	382,420	—	200	612,251	—	—	28,325	28,325	—	—	284	284	—	(1)	(1)	(673,477)	(19,887)	(693,364)	1
Partnerships	5	50	—	276	17,017	—	—	700	700	—	—	96	96	—	—	—	(20,321)	(527)	(20,848)	1
Port and Airport Development	—	—	—	—	836	—	—	11,317	11,317	—	—	4	4	—	—	—	(6,427)	—	(6,427)	7,903
Enhancing Economic Development	—	—	—	—	354	—	—	—	—	—	—	3	3	—	—	—	(1,164)	—	(1,164)	1,195
Public Transportation	251	352,397	—	—	561,072	—	—	242,070	242,070	—	—	5	5	—	(1)	(1)	(458,312)	(38,954)	(497,266)	309,077
Public Transit	251	352,397	—	—	367,057	—	—	242,070	242,070	—	—	5	5	—	(1)	(1)	(458,312)	(38,954)	(497,266)	115,062
Coastal Ferry Services	—	—	—	—	194,015	—	—	—	—	—	—	—	—	—	—	—	—	—	—	194,015
Highway Operations	2,484	78,847	4,947	719	551,856	—	—	—	—	—	—	523	523	—	(1)	(1)	(113,944)	(2,848)	(116,792)	472,858
Maintenance and Operations	—	78,847	3,969	371	522,000	—	—	—	—	—	—	312	312	—	(1)	(1)	(100,257)	(1,544)	(101,801)	438,548
Commercial Vehicle Safety and Enforcement	2,484	—	978	348	6,301	—	—	—	—	—	—	210	210	—	—	—	—	(1,304)	(1,304)	23,691
Inland Ferries	—	—	—	—	23,555	—	—	—	—	—	—	1	1	—	—	—	(13,687)	—	(13,687)	10,619
Commercial Transportation Regulation	13	—	1	—	1,072	—	—	—	—	—	—	7	7	—	(1)	(1)	—	(801)	(801)	1,544
Container Trucking Commissioner	—	—	—	—	801	—	—	—	—	—	—	—	—	—	—	—	—	(800)	(800)	1
Passenger Transportation Board	—	—	—	—	165	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	490
Passenger Transportation Branch	13	—	1	—	106	—	—	—	—	—	—	7	7	—	—	—	—	—	—	1,053
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	9,022	9,022	—	—	—	—	—	—	—	—	—	—	9,022
Executive and Support Services	—	—	1	—	810	—	—	—	—	—	—	248	248	—	(1)	(1)	(933)	(322)	(1,255)	9,724
Minister’s Office	—	—	—	—	94	—	—	—	—	—	—	27	27	—	—	—	—	—	—	544
Corporate Services	—	—	1	—	716	—	—	—	—	—	—	221	221	—	(1)	(1)	(933)	(322)	(1,255)	9,180

Total	31,753	813,714	4,949	1,195	1,745,724	—	—	291,434	291,434	—	—	1,194	1,194	—	(5)	(5)	(1,275,009)	(63,339)	(1,338,348)	813,473

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 44 Management of Public Funds and Debt

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,285,463	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,285,466	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,254,750	13,125	1,267,875	—	—	—	(1,233)	—	(1,233)	1,266,642
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1,197,114	1,197,114	—	—	—	(315,220)	(881,893)	(1,197,113)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	945	945	—	—	—	—	(944)	(944)	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	16,922	16,922	—	—	—	—	(16,921)	(16,921)	1

Total	—	—	—	—	—	—	—	—	—	—	1,254,750	1,228,106	2,482,856	—	—	—	(316,453)	(899,758)	(1,216,211)	1,266,645

OTHER APPROPRIATIONS

($000)

VOTE 45 Contingencies (All Ministries) and New Programs

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
General Programs	300,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	300,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 46 Capital Funding

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	1,048,243	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-Secondary Institutions	146,826	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	438,217	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	423,956	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	39,244	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,048,243	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 45 Contingencies (All Ministries) and New Programs

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
General Programs	—	—	—	—	—	—	—	—	—	—	—	350,000	350,000	—	—	—	—	—	—	350,000

Total	—	—	—	—	—	—	—	—	—	—	—	350,000	350,000	—	—	—	—	—	—	350,000

VOTE 46 Capital Funding

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Capital Funding	—	—	—	—	—	—	—	1,001,447	1,001,447	—	—	—	—	—	—	—	—	—	—	1,001,447
Post-Secondary Institutions	—	—	—	—	—	—	—	205,507	205,507	—	—	—	—	—	—	—	—	—	—	205,507
Schools	—	—	—	—	—	—	—	392,109	392,109	—	—	—	—	—	—	—	—	—	—	392,109
Health Facilities	—	—	—	—	—	—	—	378,862	378,862	—	—	—	—	—	—	—	—	—	—	378,862
Housing	—	—	—	—	—	—	—	14,969	14,969	—	—	—	—	—	—	—	—	—	—	14,969
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	—	—	—	—	10,000

Total	—	—	—	—	—	—	—	1,001,447	1,001,447	—	—	—	—	—	—	—	—	—	—	1,001,447

OTHER APPROPRIATIONS

($000)

VOTE 47 Commissions on Collection of Public Funds

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	74,111	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	66,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	1,268	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	878	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of International Trade	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Skills Training	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Justice	5,457	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Natural Gas Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Social Innovation	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Technology, Innovation and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	15	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(74,110)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 47 Commissions on Collection of Public Funds

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	75,044	75,044	—	—	—	—	—	—	75,044
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	67,000	67,000	—	—	—	—	—	—	67,000
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	1,301	1,301	—	—	—	—	—	—	1,301
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	878	878	—	—	—	—	—	—	878
Ministry of International Trade	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Justice	—	—	—	—	—	—	—	—	—	—	—	5,362	5,362	—	—	—	—	—	—	5,362
Ministry of Natural Gas Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Social Development and Social Innovation	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Technology, Innovation and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(75,044)	—	(75,044)	(75,043)

Total	—	—	—	—	—	—	—	—	—	—	—	75,045	75,045	—	—	—	(75,044)	—	(75,044)	1

OTHER APPROPRIATIONS

($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	170,792	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	140,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	5,570	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	4,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of International Trade	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Skills Training	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Justice	11,715	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Natural Gas Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Social Innovation	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Technology, Innovation and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(170,791)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	172,788	172,788	—	—	—	—	—	—	172,788
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	147,000	147,000	—	—	—	—	—	—	147,000
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	5,602	5,602	—	—	—	—	—	—	5,602
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	4,506	4,506	—	—	—	—	—	—	4,506
Ministry of International Trade	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Justice	—	—	—	—	—	—	—	—	—	—	—	7,530	7,530	—	—	—	—	—	—	7,530
Ministry of Natural Gas Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Social Development and Social Innovation	—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
Ministry of Technology, Innovation and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(172,788)	—	(172,788)	(172,787)

Total	—	—	—	—	—	—	—	—	—	—	—	172,789	172,789	—	—	—	(172,788)	—	(172,788)	1

OTHER APPROPRIATIONS

($000)

VOTE 49 Tax Transfers

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	307,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Low Income Climate Action Tax Credits	194,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Early Childhood Tax Benefit	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credits	53,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credits	25,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Family Bonus	300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	34,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	471,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credits	80,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credits	197,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credits	74,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credits	50,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	69,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	778,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 50 Auditor General for Local Government

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General for Local Government	2,600	1,045	24	259	—	1,328	35	120	40	670	72	50	—	—	—

Total	2,600	1,045	24	259	—	1,328	35	120	40	670	72	50	—	—	—

VOTE 51 Electoral Boundaries Commission

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Electoral Boundaries Commission	2,500	282	—	70	—	352	140	33	—	727	65	680	—	2	—

Total	2,500	282	—	70	—	352	140	33	—	727	65	680	—	2	—

OTHER APPROPRIATIONS

($000)

VOTE 49 Tax Transfers

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Personal Tax Transfers	—	—	—	—	—	—	459,000	—	459,000	—	—	—	—	—	—	—	—	—	—	459,000
Low Income Climate Action Tax Credits	—	—	—	—	—	—	195,000	—	195,000	—	—	—	—	—	—	—	—	—	—	195,000
BC Early Childhood Tax Benefit	—	—	—	—	—	—	146,000	—	146,000	—	—	—	—	—	—	—	—	—	—	146,000
Sales Tax Credits	—	—	—	—	—	—	50,000	—	50,000	—	—	—	—	—	—	—	—	—	—	50,000
Small Business Venture Capital Tax Credits	—	—	—	—	—	—	25,000	—	25,000	—	—	—	—	—	—	—	—	—	—	25,000
BC Family Bonus	—	—	—	—	—	—	200	—	200	—	—	—	—	—	—	—	—	—	—	200
Other Personal Income Tax Credits	—	—	—	—	—	—	42,800	—	42,800	—	—	—	—	—	—	—	—	—	—	42,800
Corporate Tax Transfers	—	—	—	—	—	—	516,000	—	516,000	—	—	—	—	—	—	—	—	—	—	516,000
Film and Television Tax Credits	—	—	—	—	—	—	80,000	—	80,000	—	—	—	—	—	—	—	—	—	—	80,000
Production Services Tax Credits	—	—	—	—	—	—	252,500	—	252,500	—	—	—	—	—	—	—	—	—	—	252,500
Scientific Research and Experimental Development Tax Credits	—	—	—	—	—	—	68,000	—	68,000	—	—	—	—	—	—	—	—	—	—	68,000
Interactive Digital Media Tax Credits	—	—	—	—	—	—	50,000	—	50,000	—	—	—	—	—	—	—	—	—	—	50,000
Other Corporate Income Tax Credits	—	—	—	—	—	—	65,500	—	65,500	—	—	—	—	—	—	—	—	—	—	65,500

Total	—	—	—	—	—	—	975,000	—	975,000	—	—	—	—	—	—	—	—	—	—	975,000

VOTE 50 Auditor General for Local Government

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General for Local Government	11	—	—	272	1,270	—	—	—	—	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	2,600

Total	11	—	—	272	1,270	—	—	—	—	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	2,600

VOTE 51 Electoral Boundaries Commission

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Electoral Boundaries Commission	—	—	—	—	1,647	—	—	—	—	—	—	1	1	—	—	—	—	—	—	2,000

Total	—	—	—	—	1,647	—	—	—	—	—	—	1	1	—	—	—	—	—	—	2,000

OTHER APPROPRIATIONS

($000)

VOTE 52 Environmental Appeal Board and Forest Appeals Commission

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	2,075	826	3	217	—	1,046	309	46	—	246	147	79	—	18	5
Environmental Appeal Board	312	—	—	—	—	—	168	16	—	105	—	15	—	8	—
Forest Appeals Commission	310	—	—	—	—	—	140	15	—	125	—	20	—	10	—
Administration and Support Services	1,453	826	3	217	—	1,046	1	15	—	16	147	44	—	—	5

Total	2,075	826	3	217	—	1,046	309	46	—	246	147	79	—	18	5

VOTE 53 Forest Practices Board

	Total
	2014/15					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,815	1,909	—	473	—	2,382	90	135	—	417	269	130	—	10	—

Total	3,815	1,909	—	473	—	2,382	90	135	—	417	269	130	—	10	—

OTHER APPROPRIATIONS

($000)

VOTE 52 Environmental Appeal Board and Forest Appeals Commission

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Appeal Board and Forest Appeals Commission	—	—	—	175	1,025	—	—	—	—	—	—	12	12	—	(1)	(1)	—	(1)	(1)	2,081
Environmental Appeal Board	—	—	—	—	312	—	—	—	—	—	—	—	—	—	—	—	—	—	—	312
Forest Appeals Commission	—	—	—	—	310	—	—	—	—	—	—	—	—	—	—	—	—	—	—	310
Administration and Support Services	—	—	—	175	403	—	—	—	—	—	—	12	12	—	(1)	(1)	—	(1)	(1)	1,459

Total	—	—	—	175	1,025	—	—	—	—	—	—	12	12	—	(1)	(1)	—	(1)	(1)	2,081

VOTE 53 Forest Practices Board

																				Total
					Total				Total				Total			Total			Total	2015/16
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest Practices Board	176	—	—	204	1,431	—	—	—	—	—	—	8	8	—	(1)	(1)	(1)	(1)	(2)	3,818

Total	176	—	—	204	1,431	—	—	—	—	—	—	8	8	—	(1)	(1)	(1)	(1)	(2)	3,818

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50  Base Salaries — includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51  Supplementary Salary Costs — includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52  Employee Benefits — includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54  Legislative Salaries and Indemnities — includes the cost of the annual MLA indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55  Boards, Commissions and Courts — Fees and Expenses — includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57  Public Servant Travel — includes travel expenses of government employees and officials on government business, including prescribed allowances.

59  Centralized Management Support Services — includes central agency charges to ministries for services such as legal services.

60  Professional Services — includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63  Information Systems — Operating — includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

65  Office and Business Expenses — includes supplies and services required for the operation of offices.

67  Informational Advertising and Publications — includes costs associated with non-statutory advertising and general publications.

68  Statutory Advertising and Publications — includes costs associated with special notices and publications required by statute and regulations.

69  Utilities, Materials and Supplies — includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70  Operating Equipment and Vehicles — includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72  Non-Capital Roads and Bridges — includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73  Amortization — includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75  Building Occupancy Charges — includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77  Transfers — Grants — includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79  Transfers — Entitlements — includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulations.

80  Transfers — Shared Cost Arrangements — includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81  Transfers Between Votes and Special Accounts — includes transfers (payments) between a vote and a special account.

83  Interest on the Public Debt — includes only interest payments on the direct provincial debt borrowed for government purposes.

85  Other Expenses — includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86  Recoveries Between Votes and Special Accounts — includes recoveries between a vote and a special account.

88  Recoveries Within the Consolidated Revenue Fund — includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89  Recoveries Within the Government Reporting Entity — includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue related accounts.

90  Recoveries External to the Government Reporting Entity — includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land       Land — includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

LI            Land Improvements — includes the capital cost of improvements to dams and water management systems and recreation areas.

Bldg        Buildings — includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

SpE         Specialized Equipment — includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

FE            Office Furniture and Equipment — includes the cost or capital lease cost of office furniture and equipment.

Veh         Vehicles — includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Info         Information Systems — includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

TI            Tenant Improvements — includes the cost or capital lease cost of improvements to leased space.

Roads     Roads — includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

Ministry of Finance

Queen’s Printer for British Columbia©

Victoria